Exhibit 99.1

EXECUTION VERSION

AGREEMENT OF PURCHASE AND SALE

BETWEEN

TECTROL INC. as

Seller

– and –

CUI-CANADA, INC.

as Buyer

FEBRUARY 23, 2015

Agreement of Purchase and Sale

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT is dated as of February 23, 2015

B E T W E E N:

TECTROL INC., a corporation existing under the laws of the Province of Ontario

(the “Seller”)

- and -

CUI-CANADA, INC., a corporation existing under the laws of the Province of Nova Scotia (“CUI Canada”)

(the “Buyer”)

WHEREAS:

A.	On November 6, 2014, the Seller commenced insolvency proceedings by filing a Notice of

Intention to Make a Proposal (“NOI”) pursuant to the Bankruptcy and Insolvency Act (Canada) (the “BIA”). Duff & Phelps Canada Restructuring Inc. was appointed as the trustee in re the proposal of Tectrol Inc. (the “Proposal Trustee”) under the NOI.

B.	Subsequent to filing the NOI, the Seller, in consultation with the Proposal Trustee, solicited asset purchase offers in respect of the Seller’s Business (as defined herein) and assets on a going concern or other basis (the “Sale Process”).

C.	The Seller wishes to sell and the Buyer wishes to purchase the Purchased Assets (as defined below) upon and subject to the terms and conditions hereof.

THEREFORE, in consideration of the promises, mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties (as defined below), each of the Parties hereto agree as follows:

Article 1

INTERPRETATION

1.1	Definitions

In this Agreement the following terms have the following meanings:

Agreement of Purchase and Sale

1.1.1	“Accounts Receivable” means all accounts receivables, bills receivable, trade accounts, trade debts and book debts and insurance claims due or accruing due in connection with the Business, including any refunds and rebates receivable relating to the Business or the Purchased Assets and the full benefit of all security (including cash deposits), guarantees and other collateral held by the Seller, or a related party to the Seller, relating to the Business and all bank accounts;

1.1.2	“Accounts Receivable Records” has the meaning set out in Section 1.1.25.2;

1.1.3	“Agreement” means this agreement of purchase and sale, including all Schedules and Exhibits attached hereto, as it may be supplemented, amended, restated or replaced from time to time by written agreement between the Parties;

1.1.4	“Applicable Law” means, at any time, with respect to any Person, property, transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, by-laws, permits, authorizations, guidelines, order and policies of any Governmental Authority having authority over that Person, property, transaction or event;

1.1.5	“Approval and Vesting Order” has the meaning given in Section 5.3.1;

1.1.6	“Assumed Contracts” means the agreements and licenses listed in Schedule “1” hereto being assumed by the Buyer on the Closing Date, including, but not limited to, the CBA and the SAP software program;

1.1.7	“Assumed Obligations” has the meaning given in Section 2.3;

1.1.8	“BIA” has the meaning set out in Recital A;

1.1.9	“Books and Records” means all information in any form relating to the Business, including books of account, financial and accounting information and records, personnel records, tax records, sales and purchase records, customer and supplier lists, list of potential customers, referral sources, research and development reports and records, production reports and records, business reports, laboratory reports and logs, plans and projections, marketing and advertising materials and all other documents, files, correspondence and other information (whether in written, printed, electronic or computer printout form, or stored on computer discs or other data and software storage and media devices, including, without limitation, with respect to the SAP and accounting software), other than the Accounts Receivable Records;

1.1.10	“Business” means the business of the Seller operated out of the Premises, including the manufacturing and distribution of power supply units for electronic devices;

1.1.11	“Business Day” means any day excluding a Saturday, Sunday or statutory holiday in the Province of Ontario, and also excluding any day on which the principal chartered banks located in the City of Toronto are not open for business during normal banking hours;

Agreement of Purchase and Sale

1.1.12	“Closing” means the successful completion of the Transaction;

1.1.13	“Closing Adjustments” shall mean the following adjustments to the Purchase Price as at the Time of Closing or otherwise set out herein:

1.1.13.1	a post-Closing Inventory adjustment to be applied by the Seller and the Buyer within thirty (30) days of Closing, in the event that the final book value of the Inventory decreases, or increases, in an amount equal to $50,000 or more as at February 28, 2015, compared to the book value as at November 30, 2014, based solely on the Inventory Valuation Methodology;

1.1.13.2	an amount equal to the aggregate sum of the key employment retention plan (the “KERP”) set up by the Seller and offered to certain of its employees, and which the Buyer shall continue to pay from the Time of Closing in accordance with the details described in the attached Schedule “11” hereto, which amount shall be converted from CAD to the USD Equivalent for the purpose of Closing. The Buyer shall incorporate the KERP terms, as described in Schedule “11” hereto, into a new payment arrangement with those employees entitled to the KERP (the “KERP Employees”), which arrangement shall include a release in favour of the Seller to be executed by each of the KERP Employees releasing the Seller of all obligations relating to the KERP payments arising after Closing. In the event that any of the KERP Employees resign or are terminated for cause prior to, or not paid in accordance with, a scheduled KERP payment, the Buyer shall reimburse the Seller an amount equal to the payment(s) that would otherwise be payable to such KERP Employee(s) within seven (7) Business Days of such resignation or termination being effective;

1.1.13.3	an amount equal to any and all liabilities or obligations arising or accruing from the use of the Purchased Assets in the ordinary course of business, other than liabilities arising from an accident or negligence, from March 1, 2015 to the Closing Date shall be reimbursed by the Buyer to the Seller, which amount shall be finalized by the Parties within thirty (30) days of Closing and converted from CAD to the USD Equivalent; provided that the Seller shall reimburse the Buyer for any amounts paid by the Buyer in respect of liabilities relating to the use of the Purchased Assets in the ordinary course of business arising prior to March 1, 2015; and

1.1.13.4	an amount equal to the Employee Liabilities for the Hired Employees and the Union Employees for the period from March 1, 2015 to the Closing Date shall be reimbursed by the Buyer to the Seller, which amount shall be finalized by the Parties within thirty (30) days of Closing and converted from CAD to the USD Equivalent; unless such Employee Liabilities are paid directly by the Buyer;

Agreement of Purchase and Sale

1.1.14	“Closing Date” means the second Business Day following the date on which the Approval and Vesting Order is granted, or such later date as agreed upon by the Parties in writing;

1.1.15	“Communication” means any notice, demand, request, consent, approval or other communication which is required or permitted by this Agreement to be given or made by a Party hereto;

1.1.16	“Confidentiality Agreement” means the confidentiality agreement entered into between FOCUS Investment Banking LLC, the Seller and CUI Global Inc. dated as of November 11, 2014, as same may be amended, restated, amended and restated, modified, supplemented or replaced from time to time;

1.1.17	“Confidential Information” has the meaning given to that term in the Confidentiality Agreement;

1.1.18	“Court” means the Ontario Superior Court of Justice (Commercial List);

1.1.19	“CUI Proposal” means the proposal regarding asset purchase of Tectrol Inc. executed and delivered by CUI Global Inc. to the Seller, and acknowledged by the Seller, on January 23, 2015, a copy of which is attached as Schedule “7” hereto;

1.1.20	“Deposit” has the meaning given in Section 2.6.1;

1.1.21	“Employees” means all individuals employed or retained by the Seller on a full-time, part-time or temporary basis in connection with the Business, excluding Union Employees;

1.1.22	“Employee Liabilities” means any liability imposed upon the Seller or the Buyer pursuant to any federal or provincial legislation pursuant to which such party is deemed to be a successor employer, related employer or otherwise responsible for or liable or payment of any amounts owing to any of the current or former Employees (including, but not limited to, the Hired Employees), whether pursuant to the Employment Standards Act, 2000, S.O. 200, c. 41, the Pay Equity Act, R.S.O. 1990, c. P.7, or the Workplace Safety and Insurance Act, 1997, S.O. 1997, c. 16, Sch. A. Without limiting the foregoing, Employee Liabilities shall include:

1.1.22.1	all salaries, wages, bonuses, commissions and other compensation (including accrued unpaid vacation pay and any retroactive pay) and all liabilities under employee pension and benefit plans relating to employment of the current or former Employees;

1.1.22.2	all severance payments, damages for wrongful dismissal and all related costs in respect of the termination by the Seller of the current or former Employees; and

Agreement of Purchase and Sale

1.1.22.3	all liabilities for claims for injury, disability, death or workers’ compensation arising from or relating to employment in the Business;

1.1.23	“Equipment” means the equipment and tools of the Seller described in Schedule “2” hereto;

1.1.24	“ETA” means the Excise Tax Act (Canada);

1.1.25	“Excluded Assets” means any and all assets of the Seller other than the Purchased Assets, as the Buyer may advise prior to Closing, including, but not limited to, the following:

1.1.25.1	Cash and Accounts Receivable – all cash on hand, cash equivalents, bank deposits of the Seller and Accounts Receivable;

1.1.25.2	Accounts Receivable Records – ownership and title, but for greater certainty not possession, of all books of account, financial and accounting information and sales purchase records (whether in written, printed, electronic or computer printout form, or stored on computer discs or other data and software storage and media devices) necessary for the collection of the Accounts Receivable, Tax Refunds and Prepaid Expenses (collectively, the “Accounts Receivable Records”) until the earlier of (i) the date upon which the Seller receives all amounts in satisfaction of the Accounts Receivable, Prepaid Expenses and Tax Refunds, if any, and (ii) the date which is twelve (12) months following the Closing Date;

1.1.25.3	Prepaid Expenses – the full benefit of prepaid expenses of the Business by the Seller, or any related party on behalf of the Seller, and any and all deposits, including with any public utility, suppliers, lessor under any personal or real property lease or Governmental Authority (collectively, the “Prepaid Expenses”) including, but not limited to, the Prepaid Expenses listed in Schedule “9” hereto. For the purpose of Closing, the Parties agree and acknowledge that: (i) Schedule “9” shall be in draft form as at the Time of Closing; and (ii) the Parties shall reconcile and finalize a list of Prepaid Expenses to be included in Schedule “9” hereto within thirty (30) days of the Time of Closing; and

1.1.25.4	Tax Refunds – the benefit of any and all refundable Taxes or paid by the Seller net of any amounts withheld by any taxing authority, and any claim or right of the Seller to any refund, rebate Taxes, including, but not limited to, any SR&ED refunds or credits;

1.1.26	“Excluded Liabilities” has the meaning given in Section 2.4;

Agreement of Purchase and Sale

1.1.27	“Governmental Authority” means any federal, provincial, state, local, municipal, regional, territorial, aboriginal, or other government, governmental or public department, branch, ministry, or court, domestic or foreign, including any district, agency, commission, board, arbitration panel or authority and any subdivision of the foregoing exercising or entitled or purporting to exercise any administrative, executive, judicial, ministerial, prerogative, legislative, regulatory or taxing authority or power of any nature; or any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

1.1.28	“HST” means all harmonized sales taxes payable under the ETA;

1.1.29	“Hired Employees” has the meaning set out in Section 3.1;

1.1.30	“Intellectual Property” means any and all trademarks, copyrights, patents, patent applications, industrial designs, engineering drawings, trade secrets, trade dress, trade styles or other logos owned by the Seller and all licenses related to the foregoing, any applications of and/or registrations by the Seller (whether domestic or foreign) in respect thereof, all software, know-how, hardware, servers and computers containing the foregoing, including, without limitation, the Intellectual Property described in Schedule “4” hereto;

1.1.31	“Inventory” means the inventory described in Schedule “3” hereto;

1.1.32	“Inventory Valuation Methodology” means the November 30, 2014 methodology agreed to by the Parties for valuing the Inventory as set out in Schedule “8” hereto;

1.1.33	“NOI” has the meaning set out in Recital A;

1.1.34	“Parties” means the Seller and the Buyer;

1.1.35	“Person” means an individual, body corporate, sole proprietorship, partnership or trust or unincorporated association, unincorporated syndicate, unincorporated organization, or another entity, and a natural person, acting in his or her individual capacity or in his or her capacity as executor, trustee, administrator or legal representative, and any Governmental Authority;

1.1.36	“Premises” means the premises leased by the Seller and municipally known as 39 Kodiak Crescent, Toronto, Ontario;

1.1.37	“Proposal Trustee” has the meaning set out in Recital A, and shall also include Duff & Phelps Canada Restructuring Inc. in such capacity as trustee in bankruptcy or receiver or court-appointed monitor in any future insolvency proceedings involving the Seller under the BIA or Companies’ Creditors Arrangement Act (Canada), as the case may be;

Agreement of Purchase and Sale

1.1.38	“Purchased Assets” means the right, title and interest of the Seller in and to the Assumed Contracts, Intellectual Property, goodwill of the Business, Inventory and Equipment;

1.1.39	“Purchase Price” means $5,500,000.00, with payment of the Purchase Price to be made in accordance with Section 2.6 and allocation of the Purchase Price to be made in accordance with Section 2.7;

1.1.40	“Required Consents” means the consents listed in Schedule “5” hereto to the extent required under the applicable Assumed Contract and obtained by the Seller, using commercially reasonable efforts, with respect to the assignment of such Assumed Contract by the Seller to the Buyer;

1.1.41	“Seller’s Solicitors” means Borden Ladner Gervais LLP;

1.1.42	“Time of Closing” means 10:00 a.m. (Toronto Time) on the Closing Date or such other time on the Closing Date as the Parties may mutually agree;

1.1.43	“Transaction” means the transaction of purchase and sale contemplated by this Agreement;

1.1.44	“Union Employees” means individuals currently or formerly employed by the Seller in the Business of the Seller and governed by the Collective Bargaining Agreement (the “CBA”) with the International Brotherhood of Electrical Workers (the “Union”) entered into between the Seller and the Union effective from January 1, 2013 to December 31, 2015, which is listed as an Assumed Contract in Schedule “1” hereto;

1.1.45	“U.S. Dollars” or “US $” each means the currency of the United States which, as at the time of payment or determination, is legal tender in the United States for the payment or determination of public or private debts; and

1.1.46	“USD Equivalent” means, on any Business Day, in relation to an amount denominated in Canadian Dollars (“CAD”), the amount expressed in US $ into which such CAD amount can be converted using the applicable Bank of Canada rate as at close of business on the day that is one Business Day prior to Closing.

Agreement of Purchase and Sale

1.2	Entire Agreement

This Agreement, together with the agreements and other documents to be delivered pursuant to this Agreement, constitutes the entire agreement between the Parties pertaining to the subject matter of this Agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, other than the provisions of the Confidentiality Agreement, and there are no representations, warranties or other agreements between the Parties in connection with the subject matter of this Agreement except as specifically set out in this Agreement or the other agreements and documents delivered pursuant to this Agreement. This Agreement may not be amended or modified in any respect, except by written instrument signed by the Parties.

1.3	Time of Day

Unless otherwise specified, references to time of day or date mean the local time or date in the City of Toronto, Province of Ontario.

1.4	Business Day

Whenever any payment to be made or action to be taken under this Agreement is required to be made or taken on a day other than a Business Day, the payment is to be made or action taken on the next Business Day following.

1.5	Consent

Whenever a provision of this Agreement requires an approval or consent and such approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

1.6	Governing Law

This Agreement is governed by, and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.

1.7	Certain Rules of Interpretation

1.7.1	In this Agreement, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders. Every use of the word “including” in this Agreement is to be construed as meaning “including, without limitation”.

1.7.2	The division of this Agreement into Articles and Sections, the insertion of headings and the provision of a table of contents are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

1.7.3	eferences in this Agreement to an Article, Section, Schedule or Exhibit are to be construed as references to an Article, Section, Schedule or Exhibit of or to this Agreement unless the context requires otherwise.

Agreement of Purchase and Sale

1.7.4	Unless otherwise specified in this Agreement, time periods within which or following which any payment is to be made or act is to be done will be calculated by excluding the day on which the period commences and including the day on which the period ends. If the last day of a time period is not a Business Day, the time period will end on the next Business Day.

1.7.5	Unless otherwise specified, any reference in this Agreement to any statute includes all regulations made under or in connection with that statute, and is to be construed as a reference to that statute as amended, supplemented or replaced.

1.7.6	Whenever an amount of money is referred to in this Agreement, that amount will, unless otherwise expressly stated, be in U.S. Dollars.

1.8	Schedules and Exhibits

The following is a list of Schedules and Exhibits:

Schedule	Subject Matter	Section Reference

Schedule 1	Assumed Contracts	1.1.6

Schedule 2	Equipment	1.1.23

Schedule 3	Inventory	1.1.31

Schedule 4	Intellectual Property	1.1.30

Schedule 5	Required Consents	1.1.40

Schedule 6	Allocation of Purchase Price	2.7

Schedule 7	CUI Proposal	1.1.19

Schedule 8	Inventory Valuation Methodology	1.1.32

Schedule 9	Prepaid Expenses	1.1.25.3

Schedule 10	List of Royalty Payment Customers	2.6.2.3

Schedule 11	KERP Payments	1.1.13.2

Exhibit	Subject Matter	Section Reference

Exhibit A	Form of Approval and Vesting Order	5.3.1

Exhibit B	Form of Bill of Sale	6.2.2/6.3.1

Agreement of Purchase and Sale

Article 2

SALE AND PURCHASE AND ASSIGNMENT

2.1	Sale and Purchase of Purchased Assets

Subject to the terms and conditions of this Agreement, and relying upon the representations and warranties herein, the Seller hereby agrees to sell, assign, convey and transfer to the Buyer and the Buyer hereby agrees to purchase all right, title and interest of the Seller in and to the Purchased Assets on the Closing Date. The Buyer acknowledges that it is not purchasing any other assets, property or undertaking of the Seller other than the Purchased Assets.

2.2	Assignment and Assumption of Contracts

Subject to the conditions and terms of this Agreement, the Seller will use commercially reasonable efforts to assign to the Buyer, as set out herein, all of the Seller’s rights, benefits and interests in and to the Assumed Contracts, and will use commercially reasonable efforts to obtain the Required Consents prior to Closing. This Agreement and any document delivered under this Agreement will not constitute an assignment or an attempted assignment of any Assumed Contract contemplated to be assigned to the Buyer under this Agreement which is not assignable without the consent of a third party if that consent has not been obtained and that assignment or attempted assignment would constitute a breach of such Assumed Contract or, in the alternative, if an order of the Court authorizing and approving the assignment of the Assumed Contracts to the Buyer has not been obtained.

2.3	Assumed Obligations

From and after the Closing Date, the Buyer shall assume and be liable for the Assumed Obligations. The Assumed Obligations shall consist of the following:

a)	all Employee Liabilities payable to or related to any Hired Employees arising from and after the Closing Date;

b)	all KERP payments payable to or related to the KERP Employees described in the attached Schedule “11” hereto from and after the Closing Date pursuant to new payment arrangements to be entered into between the KERP Employees and the Buyer;

c)	the Seller’s liabilities and obligations under any of the Assumed Contacts, as applicable; and

d)	all liabilities arising or accruing from the use of the Purchased Assets from and after the Closing Date.

Agreement of Purchase and Sale

Each of the Buyer and CUI Global Inc. shall indemnify the Seller from any and all claims or liabilities relating to any Assumed Obligations, including, but not limited to, the KERP payments and the Royalty Payment (as defined below), incurred from and after the Closing Date. The Buyer shall reimburse the Seller through the Closing Adjustments or otherwise provided for herein, for (i) all Employee Liabilities payable or related to the Hired Employees and the Union Employees for the period of March 1, 2015 to the Closing Date; and (ii) all liabilities and obligations arising or accruing from the use of the Purchased Assets in the ordinary course of business, other than liabilities arising from an accident or negligence, for the period of March 1, 2015 to the Closing Date.

2.4	Excluded Liabilities

Other than the Assumed Obligations, and the Assumed Contracts as described herein and set forth in Schedule “1” hereto, the Buyer shall not assume and shall not be liable for any other liabilities or obligations of any nature which are related in any way to the Seller (collectively, the “Excluded Liabilities”). For greater certainty, the Excluded Liabilities shall include, but not be limited to, the following:

a)	Except as otherwise agreed in this Agreement, all taxes payable by the Seller referable to the period up to the Closing Date, including present and future federal and provincial income taxes, municipal business taxes, realty taxes and school taxes; and

b)	all Employee Liabilities with respect to any former or current Employees as of the Closing Date; provided that the Buyer shall reimburse the Seller for all Employee Liabilities with respect to the Hired Employees and the Union Employees arising from and after March 1, 2015 to the Closing Date; unless such Employee Liabilities are paid directly by the Buyer.

2.5	“As is, Where is”

The Buyer acknowledges that the Seller is selling the Purchased Assets on an “as is, where is” basis as they exist on the Closing Date, and that as of the Closing Date, the Seller will have no further liability to the Buyer, other than those specifically set forth herein. The Buyer further acknowledges that it has entered into this Agreement on the basis that the Seller does not guarantee title to the Purchased Assets and that the Buyer has conducted such inspections of the condition of and title to the Purchased Assets that it deemed appropriate, and has satisfied itself with regard to these matters. No representation, warranty or condition is expressed or can be implied as to title, encumbrances, description, fitness for purpose, merchantability, condition, quantity or quality, assignability or in respect of any other matter or thing concerning the Purchased Assets or the right of the Seller to sell or assign them, save as expressly represented or warranted in this Agreement. Without limiting the generality of the foregoing, any and all conditions, warranties or representations expressed or implied pursuant to the Sale of Goods Act (Ontario) or similar legislation do not apply to this transaction of purchase and sale and have been waived by the Buyer. The description of the Purchased Assets contained in the Schedules hereto is for purposes of identification only. No representation, warranty or condition has or will be given by the Seller concerning the completeness or accuracy of those descriptions.

Agreement of Purchase and Sale

2.6	Payment of the Purchase Price

The Buyer shall pay the Purchase Price to the Proposal Trustee as follows:

2.6.1	the sum of $550,000.00, representing 10% of the Purchase Price, the receipt of which the Proposal Trustee acknowledges, will be paid by the Buyer upon execution of this Agreement as a deposit (the “Deposit”) to be held by the Proposal Trustee in trust until the Closing and will be credited toward the Purchase Price upon Closing; and

2.6.2	the balance of the Purchase Price, after crediting the Deposit, will be paid as set forth in the CUI Proposal and as follows:

2.6.2.1	the sum of $3,450,000.00, to be paid to the Proposal Trustee upon Closing. Such amount shall be subject to the Closing Adjustments. For the purposes of Closing, the Inventory adjustment shall be based upon the book value of the Inventory as at February 28, 2015, compared to the book value as at November 30, 2014, based solely on the Inventory Valuation Methodology. Any amounts to be added to or deducted from the Purchase Price in respect of any Closing Adjustments, as the case may be, shall be added to or deducted from the Escrow Amount, as the case may be. In the event that (i) any amounts are to be added to the Escrow Amount in respect of the Closing Adjustments, such amounts shall be included and/or form part of the first Escrow Payment; and (ii) any amounts are to be deducted from the Escrow Amount in respect of the Closing Adjustments, such amounts shall be deducted from the last Escrow Payment and, to the extent that such Escrow Payment is insufficient, from the second last Escrow Payment and so forth;

2.6.2.2	the sum of $1,200,000 (the “Escrow Amount”), to be paid to the Seller’s Solicitors (the “Escrow Agent”), which funds shall be placed into an interest bearing escrow account. The Escrow Amount shall be paid by the Escrow Agent to the Proposal Trustee in twelve (12) monthly installments of $100,000 on the last day of each month, commencing on March 31, 2015, until such time as the Escrow Amount is indefeasibly paid in full (the “Escrow Payments” and each, an “Escrow Payment”); and

2.6.2.3	a royalty rate payment equal to two percent (2%) of the gross sales over a period of three (3) years from the Closing Date, to be measured annually, related to specific customers of the Seller set forth in Schedule “10” hereto. Up to an amount of $300,000 (the “Royalty Payment”) shall be paid by the Buyer to the Proposal Trustee within 90 days of each calendar year end, and shall be accompanied by a letter from the Buyer’s auditor confirming the gross sales relating to the Royalty Payment for the applicable year end.

Agreement of Purchase and Sale

The Proposal Trustee agrees to cause the Deposit to be placed into an interest bearing account or certificate of deposit, with all interest earned or accrued to be paid or credited to the Buyer at the Time of Closing, unless the Buyer forfeits the Deposit as provided below, in which event the interest will be paid to the Seller. Unless otherwise agreed, all amounts payable to the Proposal Trustee either by way of Deposit or at the Time of Closing will be paid to the Proposal Trustee by cheque certified by, or bank draft of, a major Canadian bank listed in Schedule I to the Bank Act (Canada) or by wire transfer in accordance with wire transfer instructions provided in writing by the Proposal Trustee to the Buyer. The Buyer acknowledges and agrees that the Deposit is non-refundable except as provided under Section 6.8.

2.7	Allocation of Purchase Price

The Purchase Price will be allocated among the Purchased Assets in accordance with Schedule “6” hereto. The Parties agree to report the sale and purchase of the Purchased Assets for all federal, provincial and local tax purposes in a manner consistent with such allocation.

2.8	Taxes

2.8.1	The Buyer will pay upon Closing, in addition to the Purchase Price, all applicable federal and provincial taxes eligible in connection with the purchase and sale of the Purchased Assets, including, without limitation, HST and any other provincial sales tax, and shall provide the Seller with proof of payment of such taxes. Alternatively, where applicable, the Buyer will have the option to furnish the Seller with appropriate exemption certificates.

2.8.2	Alternatively, if applicable, the Buyer and the Seller shall jointly make the election provided for under subsection 167(1.1) of the ETA such that no HST will be payable in respect of the Transaction. The Buyer and the Seller shall jointly complete the election form in respect of such election and the Buyer hereby irrevocably appoints the Seller (or its authorized representatives) as its agent to file the said election form no later than the due date for the Buyer’s HST returns for the first reporting period in which HST, as applicable, would, in the absence of such election, become payable in connection with the Transaction contemplated herein.

2.8.3	The Buyer agrees to indemnify and save the Seller harmless from and against all claims and demands for payment of all applicable taxes in connection with this Agreement and the Transaction, including penalties and interest and any liability or costs incurred as a result of any failure to pay those taxes when due.

Agreement of Purchase and Sale

Article 3

EMPLOYEE MATTERS

3.1	Offers to Employees

No later than two (2) Business Days prior to the Closing Date, the Buyer shall offer employment, on terms and conditions which are substantially similar in the aggregate to the current terms provided, commencing on the Closing Date (or such later date on which those Employees who are on leave return to active service) to those Employees that the Buyer, in its sole discretion, desires to hire. The Employees who accept the Buyer’s offer of employment are collectively referred to herein as the “Hired Employees”. For greater certainty, the Buyer shall not be obligated to offer employment to any Employee.

3.2	Employee Remuneration, Benefits and Deductions

The Buyer shall be liable for the payment for all legal obligations relating to the employment on and after the Closing Date and all Hired Employees and, for greater certainty, all Union Employees (other than accrued vacation and unpaid payroll accruing up to February 28, 2015 and subject to the Closing Adjustments). The Buyer shall not be responsible for any wages, statutory deductions, vacation pay, remittances, assessments, bonuses, notice of termination, termination pay, severance pay, sick leave or other remuneration, benefits or deductions in respect of the Employees prior to March 1, 2015. Except as required by statute or common law, the Buyer shall have no obligation to recognize the service of Hired Employees pursuant to Section 3.1 herein. All items in respect of the Hired Employees and Union Employees, including Employee Liabilities, which are payable to, receivable by or accrued in favour of the Hired Employees and the Union Employees up to and including the Closing Date, even if not then due, shall be the responsibility of the Seller; provided that the Buyer shall reimburse the Seller for such items in accordance with the Closing Adjustments.

3.3	Union Employees

The provisions of this Article 3 insofar as they relate to Union Employees shall be subject and subordinate to the provisions of the CBA and the Buyer shall be bound as a successor employer to such CBA to the extent required by statute or common law and the terms of this Agreement.

Article 4

REPRESENTATIONS AND WARRANTIES

4.1	Buyer’s Representations and Warranties

The Buyer represents and warrants to the Seller and the Proposal Trustee that:

4.1.1	the Buyer is a corporation duly incorporated, organized and subsisting under the laws of the Province of Nova Scotia;

Agreement of Purchase and Sale

4.1.2	the Buyer has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations and the execution and delivery of this Agreement and the consummation of the Transaction have been duly authorized by all necessary corporate action on the part of the Buyer;

4.1.3	the Buyer is not a party to, bound or affected by or subject to any indenture, agreement, instrument, charter or by-law provision, order, judgment or decree which would be violated, contravened or breached by the execution and delivery by it of this Agreement or the performance by it of any of the terms contained in this Agreement;

4.1.4	to the best of the Buyer’s knowledge, no actions or proceedings are pending or have been threatened to restrain or prohibit the completion of the Transaction;

4.1.5	this Agreement and each of the other documents contemplated under this Agreement to which the Buyer is or will be a Party have been or will be, as at the Time of Closing, duly and validly executed and delivered by the Buyer and constitutes or will, as at the Time of Closing, constitute legal, valid and binding obligations of the Buyer, as the case may be, enforceable in accordance with their terms;

4.1.6	the Buyer is not a non-Canadian person as defined in the Investment Canada Act; and

4.1.7	the Buyer is or will be registered under Part IX of the Excise Tax Act (Canada) on or before the Time of Closing.

4.2	Seller’s Representations and Warranties

The Seller represents and warrants to the Buyer that:

4.2.1	the Seller has the right to enter into this Agreement and complete the Transaction;

4.2.2	the Seller is not a non-resident of Canada within the meaning of that term as used in the Income Tax Act (Canada);

4.2.3	the Seller has done no act to encumber the Purchased Assets since the filing of the NOI;

4.2.4	the Seller has not previously sold the Purchased Assets; and

4.2.5	to the best of the Seller’s knowledge, no actions or proceedings are pending and none have been threatened to restrain or prohibit the completion of the Transaction.

Agreement of Purchase and Sale

Article 5

CONDITIONS

5.1	Conditions in favour of the Buyer

The obligation of the Buyer to complete the Transaction is subject and conditional to the satisfaction of the following conditions on or prior to the Time of Closing:

5.1.1	all representations and warranties of the Seller contained in this Agreement will be true as of the Closing Date with the same effect as though made on and as of that date;

5.1.2	no action or proceedings will be pending or threatened to restrain or prohibit the completion of the Transaction contemplated by this Agreement;

5.1.3	the Buyer obtaining confirmation in writing, in a form satisfactory to the Buyer, from 454675 Ontario Limited (the “Landlord”) that all maintenance and upkeep relating to the Premises, as well as all taxes and other fees due and payable under the lease dated February 1, 1987 (the “Lease”) are current;

5.1.4	the Buyer obtaining confirmation in writing from the Landlord that the Buyer and the Landlord have entered into a new lease arrangement (the “CUI Lease”) in connection with the Premises effective as at the Closing Date in form satisfactory to the Buyer and the Landlord, which CUI Lease shall be a triple net lease at market rate and on market terms, as determined by an independent consultant, and guaranteed by CUI Global Inc.;

5.1.5	the Seller will have performed each of its obligations set out under this Agreement and the CUI Proposal to the extent required to be performed on or before the Closing Date; and

5.1.6	no material loss or damage to the Purchased Assets will have occurred on or before the Closing Date.

The foregoing conditions are for the exclusive benefit of the Buyer. Any condition may be waived by the Buyer in whole or in part. Any such waiver will be binding on the Buyer only if made in writing.

5.2	Conditions in favour of the Seller

The obligation of the Seller to complete the Transaction is subject and conditional to the satisfaction of the following conditions on or prior to the Time of Closing:

5.2.1	all representations and warranties of the Buyer contained in this Agreement will be true as of the Closing Date with the same effect as though made on and as of that date;

Agreement of Purchase and Sale

5.2.2	no action or proceedings will be pending or threatened to restrain or prohibit the completion of the Transaction contemplated by this Agreement;

5.2.3	the Buyer will have performed each of its obligations set out under this Agreement and the CUI Proposal to the extent required to be performed on or before the Closing Date;

5.2.4	the Seller obtaining confirmation in writing from the Landlord, in a form satisfactory to the Seller, confirming that the Buyer and the Landlord have entered into the CUI Lease; and

5.2.5	no material loss or damage to the Purchased Assets will have occurred on or before the Closing Date.

The foregoing conditions are for the exclusive benefit of the Seller. Any condition may be waived by the Seller in whole or in part. Any such waiver will be binding on the Seller only if made in writing.

5.3	Conditions—Approval and Vesting Order

The obligations of the Seller and the Buyer to complete the Transaction are subject to the following conditions being fulfilled or performed at or prior to the Time of Closing:

5.3.1	an order will have been made by the Court on or before March 3, 2015 approving this Agreement and the Transaction and vesting in the Buyer all the right, title and interest of the Seller in the Purchased Assets free and clear of all liens, security interests and other encumbrances, that order to be substantially in the form of the order attached as Exhibit A hereto (the “Approval and Vesting Order”); and

5.3.2	the Approval and Vesting Order will not have been stayed, varied or vacated and no order will have been issued and no action or proceeding will be pending to restrain or prohibit the completion of the Transaction.

The Parties hereto acknowledge that the foregoing conditions are for the mutual benefit of the Seller and the Buyer.

5.4	Non-Satisfaction of Conditions

If any condition set out in this Article is not satisfied or performed prior to the time specified therefor, a Party for whose benefit the condition is inserted may in writing:

5.4.1	waive compliance with the condition in whole or in part in its sole discretion by written notice to the other Party and without prejudice to any of its rights of termination in the event of non-fulfilment of any other condition in whole or in part; or

5.4.2	elect on written notice to the other Party to terminate this Agreement before Closing.

Agreement of Purchase and Sale

Article 6

CLOSING

6.1	Closing

The completion of the Transaction will take place at the offices in Toronto, Ontario of Borden Ladner Gervais LLP, on the Closing Date at the Time of Closing or as otherwise determined by mutual agreement of the Parties in writing.

6.2	Buyer’s Deliveries on Closing

At or before the Time of Closing, the Buyer will execute and/or deliver to the Seller and the Proposal Trustee the following, each of which will be in form and substance satisfactory to the Seller and the Proposal Trustee, acting reasonably:

6.2.1	payment of the balance of the Purchase Price as contemplated in Section 2.6.2;

6.2.2	a bill of sale substantially in the form of Exhibit B attached hereto in connection with the Purchased Assets;

6.2.3	a bring down certificate dated the Closing Date, confirming that all of the representations and warranties of the Buyer contained in this Agreement are true as of the Closing Date, with the same effect as though made on and as of the Closing Date;

6.2.4	an acknowledgment dated the Closing Date, confirming that each of the conditions precedent in Section 5.1 of this Agreement and the CUI Proposal have been fulfilled, performed or waived as of the Closing Date;

6.2.5	if necessary, payment or evidence of payment of applicable taxes or, if applicable, appropriate tax exemption certificates in accordance with Section 2.8;

6.2.6	if necessary, an assignment and assumption agreement as contemplated by Sections 2.2 and 1.1.6; and

6.2.7	any other documentation as is referred in this Agreement or as the Seller or the Proposal Trustee may reasonably require to give effect to this Agreement or required by Applicable Law or any Governmental Authority.

6.3	Seller’s Deliveries on Closing

At or before the Time of Closing, the Seller will execute and deliver to the Buyer the following, each of which will be in form and substance satisfactory to the Buyer, acting reasonably:

Agreement of Purchase and Sale

6.3.1	a bill of sale substantially in the form of Exhibit B attached hereto in connection with the Purchased Assets;

6.3.2	a bring down certificate dated the Closing Date confirming that all of the representations and warranties of the Seller contained in this Agreement are true as of the Closing Date, with the same effect as though made on and as of the Closing Date;

6.3.3	an acknowledgment dated the Closing Date confirming that each of the conditions precedent in Section 5.2 of this Agreement and the CUI Proposal have been fulfilled, performed or waived as of the Closing Date;

6.3.4	a copy of the issued and entered Approval and Vesting Order and the vesting certificate; and

6.3.5	any other documentation as is referred in this Agreement or as the Buyer may reasonably require to give effect to this Agreement.

6.4	Buyer’s Acknowledgment

The Buyer acknowledges that the Seller is selling its rights, benefits and interests in and to the Purchased Assets as authorized by the Approval and Vesting Order. The Buyer agrees to purchase and accept the rights, benefits and interests of the Seller in and to the Purchased Assets pursuant to and in accordance with the terms of this Agreement, the bill of sale and the Approval and Vesting Order.

6.5	Possession of Purchased Assets

The Seller shall remain in possession of the Purchased Assets until the Time of Closing. On Closing, the Buyer will take possession of the Purchased Assets where situate at the Time of Closing. The Buyer acknowledges that the Seller has no obligation to deliver physical possession of the Purchased Assets to the Buyer. In no event will the Purchased Assets be sold, assigned, transferred or set over to the Buyer until the Buyer has satisfied all delivery requirements outlined in Section 6.2.

6.6	Access to and Removal of Purchased Assets

6.6.1	The Buyer may have reasonable access to the Purchased Assets located at the Premises during normal business hours prior to the Time of Closing for the purpose of enabling the Buyer to conduct any inspections of the Purchased Assets as it deems appropriate. Those inspections will only be conducted in the presence of a representative of the Seller or the Proposal Trustee if so required at the discretion of the Seller.

Agreement of Purchase and Sale

6.6.2	Each of the Buyer and CUI Global Inc. agrees to indemnify and save the Seller and the Proposal Trustee harmless from and against all claims, demands, losses, damages, actions and costs incurred or arising from or in any way directly related to the inspection of the Purchased Assets or the attendance of the Buyer, their respective employees, contractors or agents.

6.7	Risk

The Purchased Assets will be and remain at the risk of the Seller until Closing and at the risk of the Buyer from and after Closing. If, prior to Closing, the Purchased Assets are substantially damaged or destroyed by fire or other casualty, then, at its option, the Buyer may decline to complete the Transaction. This option will be exercised by way of written notification, in accordance with Section 8.6, within ten (10) days after notification to the Buyer by the Seller and the Proposal Trustee of the occurrence of damage or destruction (or prior to the Closing Date if such occurrence takes place within fifteen (15) days of the Closing Date) in which event this Agreement will be terminated automatically and the Buyer will be entitled only to a return of the Deposit paid under Section 2.6.1 but without any other compensation. If the Buyer does not exercise this option, it will complete the Transaction and will be entitled to an assignment of the proceeds of insurance referable to such damage or destruction. Where any damage or destruction is not substantial, as determined by the Seller in its sole opinion, acting reasonably, the Buyer will complete the Transaction and will be entitled to an assignment of the proceeds of insurance referable to such damage or destruction provided that such damage or destruction is insured or, otherwise, to an agreed abatement.

6.8	Termination

If either the Seller or the Buyer validly terminates this Agreement under the provisions of Sections 5.4 or 6.7:

6.8.1	all the obligations of both the Seller and Buyer under this Agreement will be at an end;

6.8.2	the Buyer shall be entitled to have the Deposit and all the monies paid hereunder to the Proposal Trustee returned; and

6.8.3	neither Party will have any right to specific performance or other remedy against, or any right to recover damages or expenses from, the other.

For certainty, in the event that the Seller or the Buyer terminates this Agreement under Section 5.4, the Buyer will not be entitled to have the Deposit returned and the Deposit and any interest thereon will be forfeited to the Seller, unless that termination results from the failure to satisfy the conditions under Sections 5.1 or 5.3.

Agreement of Purchase and Sale

6.9	Breach by Buyer

If the Buyer fails to comply with the terms of this Agreement, the Seller may by notice to the Buyer elect to treat this Agreement as having been repudiated by the Buyer. In that event, the Deposit and any other payments made by the Buyer will be forfeited to the Seller on account of its liquidated damages, and the Purchased Assets may be resold by the Seller. In addition, the Buyer will pay to the Seller, on demand, the deficiency, if any, arising upon such resale (after deducting the Deposit, the Interest on the Deposit and the expenses of resale) together with interest and all other damages or charges occasioned by or resulting from the default by the Buyer.

Article 7

POST-CLOSING MATTERS

7.1	Reimbursement of Prepaid Expenses, Tax Refunds and Accounts Receivable

7.1.1	After the Time of Closing, if the Buyer receives any payments or amounts in respect of Accounts Receivable, Tax Refunds, Prepaid Expenses or accounts or monetary obligations owing to the Seller or a related party to the Seller, including any security for payments and all related agreements (whether or not such amounts are included in one of the attached Schedules hereto), arising prior to March 1, 2015, such payments and amounts shall be deemed to be held in trust on behalf of the Seller or related party to the Seller, as the case may be, and shall not form part of the Purchased Assets, and the Buyer shall immediately, or in any event no later than five (5) Business Days from receipt of such payments or amounts, endorse such payments or amounts to the Proposal Trustee.

7.1.2	After the Closing Date, the Buyer agrees to use all commercially reasonable efforts to collect, without remuneration or compensation, on behalf of the Seller or related party to the Seller any and all Accounts Receivable, and shall carry on the Business in the ordinary course for a period of at least twelve (12) months beginning after the Closing Date (the “Collection Period”). For greater certainty, the Buyer agrees that it will not take any actions or otherwise regarding the operations of the Business that would disrupt ordinary operations or negatively impact the ability of the Buyer to recover any amounts owing in respect of the Accounts Receivable, Tax Refunds, Prepaid Expenses or accounts or monetary obligations owing to the Seller or a related party to the Seller on behalf of the Seller. The Buyer shall not compromise any Accounts Receivable or Prepaid Expenses without the written consent of the Seller or the Proposal Trustee.

Agreement of Purchase and Sale

7.1.3	The Buyer agrees that any payments received by the Buyer from customers from and after the Closing Date shall be applied first to satisfy and retire the Accounts Receivable. For greater certainty, until such time as the Accounts Receivable are paid in full, any and all payments received after the Closing Date by the Buyer from a customer shall be applied first to pay down the Account Receivable regardless of any agreement or arrangement as between the Buyer and the customer that would provide otherwise. The only exception to this provision is under circumstances wherein the customer has a commercially reasonable defense to payment of the Account Receivable(s). In that event, the Buyer agrees to consult with the Seller in order to determine the best course of action prior to taking any steps with respect to such Account Receivable(s), and the Seller shall be free to take whatever step are necessary to enforce such Account Receivable(s); provided that the Buyer, having consulted with the Seller, shall have no obligation to apply any further payments from said customer to the disputed amount unless and until such dispute is resolved.

7.1.4	After the Closing Date, the Buyer agrees to use all commercially reasonable efforts to utilize the benefit of any and all Prepaid Expenses relating to any and all goods ordered or shipped prior to March 1, 2015, and shall reimburse the Seller or a related party to the Seller, as applicable, by remitting payment to the Proposal Trustee in an amount equal to any such Prepaid Expenses within two (2) Business Days from the date the Buyer receives the benefit of such Prepaid Expenses; regardless of any arrangement or agreement as between the Buyer and the recipient and/or holder of such Prepaid Expenses.

7.1.5	After the Closing Date, the Buyer shall use all commercially reasonable efforts to provide to the Seller or the Proposal Trustee a statement, including copies of cheques, paper records, and other accompanying documents received from the account debtor or Governmental Authority, on a monthly basis, for a period of twelve (12) months beginning 30 days after the Closing Date, setting out any Accounts Receivable, Prepaid Expenses and Tax Refunds arising prior to March 1, 2015 that were collected or utilized, as the case may be, during each month for receipt by the Proposal Trustee no later than the 15th day of each month end, net of any deductions agreed to by the Parties in writing.

7.1.6	The Buyer agrees to use all commercially reasonable efforts to support and assist the Seller and/or any related party to the Seller, as necessary, with any of its post-Closing filings and/or audits related to or required by any Governmental Authority, including, but not limited to, making available to the Seller and/or any related party to the Seller, as the case may be, the requisite accounting records (whether in paper record form or otherwise) and Hired Employees to facilitate such efforts.

7.1.7	The Parties acknowledge that the Accounts Receivable have not been and are not being assigned to the Buyer, but the Buyer is acting as agent for the Seller in the collection of the Accounts Receivable.

Agreement of Purchase and Sale

7.1.8	In the event that the Buyer fails or refuses to collect or remit, as the case may be, any Accounts Receivable, Tax Refunds, Prepaid Expenses or accounts or monetary obligations owing to the Seller in accordance with the terms herein, and such accounts are 60 days overdue or more, the Buyer agrees that the Seller and/or the Proposal Trustee shall be permitted to pursue such account debts on their own accord, and shall be entitled to collect such Accounts Receivable in the name of “Tectrol Inc.” until such time as the Accounts Receivable have been paid in full or otherwise agreed to in writing by the Seller.

7.2	Books and Records

The Buyer shall preserve and keep the Books and Records, including, but not limited to, any books and records relating to any affiliate, associate or related corporation to Seller, which relate to the Purchased Assets, the Excluded Assets or otherwise for a period of seven (7) years from the Closing Date or for any longer period as may be required by any applicable law or Governmental Authority; unless the Parties otherwise mutually agree in writing to purge or destroy any of the Books and Records or Confidential Information. Upon reasonable advance notice, after the Closing Date, the Buyer will grant the Seller and the Proposal Trustee, if necessary, and, in the event the Seller is adjudged bankrupt, any trustee of the estate of the Seller, reasonable access during normal business hours, and licence free of charge, to use the books, records and documentation included in the Purchased Assets up to the Closing Date, including, without limitation, any employment records, paper records, accounting records of the Business, the Hired Employees and the Union Employees relating to the period up to the Closing Date and any Employees engaged by the Seller at or in respect of the Purchased Assets up to and including the Closing Date, and computer systems, tapes, disks, records, paper records and software (including the SAP and accounting software programs) acquired as part of the Purchased Assets.

The Buyer agrees to notify the Seller and/or its representatives upon the discovery of any books and records, paper records, electronic records, financial and accounting information and records, personnel records, tax records or otherwise relating to any Person that is not the Seller, and to treat such information as Confidential Information. Upon a written request from the Seller, the Buyer agrees to provide any and all originals or copies of such information, as applicable, within two (2) Business Days of receipt by the Buyer of such request.

7.3	Hired Employees

Following the Time of Closing, the Buyer shall make available to the Seller and/or the Proposal Trustee, on a reasonable basis and during normal business hours, the Hired Employees as may be reasonably requested by the Seller or the Proposal Trustee from time to time as is needed to administer their respective duties in the Seller’s proceedings under the BIA provided that the provision of the Hired Employees as aforesaid does not cause unreasonable disruption to the Business operations of the Buyer.

The Buyer also agrees that it shall assist the Seller by designating or directing certain Hired Employees, as required, to assist with the collection, compiling and processing of the Accounts Receivable and Tax Refunds during the pendency of the Collection Period.

Agreement of Purchase and Sale

7.4	Seller’s Name

Forthwith following Closing of the Transaction, the Seller shall discontinue use of the name “Tectrol Inc.”, except where legally required to identify the Seller until its name has been changed to another name or as contemplated in Subsection 7.1.8 herein. The Seller shall as soon as practical change the corporate name of the Seller to the numbered company name of the corporation comprising the Seller.

Article 8

GENERAL

8.1	Paramountcy

In the event of any conflict or inconsistency between the provisions of this Agreement, and any other agreement, document or instrument executed or delivered by the Seller in connection with this Transaction or this Agreement, the provisions of this Agreement will prevail to the extent of that conflict or inconsistency.

8.2	Commission

The Buyer acknowledges that there are no agent or broker fees or other commissions payable by the Seller on the Purchase Price or otherwise in connection with the Transaction, and the Buyer agrees to indemnify the Seller against any claim for compensation or commission by any third party or agent retained by the Buyer in connection with, or in contemplation of, the Transaction.

8.3	Confidentiality

All information exchanged between the Seller and the Buyer in connection with the Transaction will be considered Confidential Information. For certainty, the Confidentiality Agreement will continue to be in effect until Closing, except for such Confidential Information or other information relating to the Transaction that is required to be disclosed to obtain the Approval and Vesting Order. Any publicity relating to the Transaction and the manner of releasing any information regarding the Transaction will be mutually agreed upon by the Seller and the Buyer, both Parties acting reasonably.

8.4	Costs and Expenses

Except as otherwise specified in this Agreement, all costs and expenses (including the fees and disbursements of accountants, legal counsel and other professional advisers) incurred in connection with this Agreement and the completion of the Transaction are to be paid by the Party incurring those costs and expenses.

Agreement of Purchase and Sale

8.5	Time of Essence

Time is of the essence in all respects of this Agreement.

8.6	Notices

Any Communication must be in writing and either:

8.6.1	personally delivered;

8.6.2	sent by prepaid registered mail; or

8.6.3	sent by facsimile, email or functionally equivalent electronic means of communication, charges (if any) prepaid.

Any Communication must be sent to the intended recipient at its address as follows:

to the Seller at:

Tectrol Inc.

550 Eglinton Ave. W. P.O. Box 23030

Toronto, Ontario

M5N 1B0

Attention:	Richard Gelb
Email:	Tectrol.richardgelb@gmail.com

with a copy to:

Borden Ladner Gervais LLP

Scotia Plaza Tower

40 King St. W, 44th Floor

Toronto, Ontario

M5H 3Y4

Attention:	Edmond Lamek Email:

elamek@blg.com

to the Buyer at:

CUI-Canada, Inc. c/o CUI, Inc.

20050 SW 112th Avenue

Tualatin, Oregon 97062

USA

Agreement of Purchase and Sale

Attention:	Matt McKenzie Email:

mmckenzie@cui.com

And to:

CUI Global Inc.

20050 SW 112th Avenue

Tualatin, Oregon 97062

USA

Attention:	William J. Clough, Esq Email:

wclough@cuiglobal.com

with copy to:

Aird & Berlis LLP

Brookfield Place

181 Bay Street

Toronto ON M5J 2T9

Canada

Attention:	Harry Fogul
Email:	hfogul@airdberlis.com

to the Proposal Trustee at:

Duff & Phelps Canada Restructuring Inc.

333 Bay Street, 14th Floor

Toronto, Ontario

 M5H 2R2

Attention:	Mitch Vininsky
Email:	mitch.vininsky@duffandphelps.com

or at any other address that any Party may from time to time advise the other by Communication given in accordance with this Section 8.6. Any Communication delivered to the Party to whom it is addressed will be deemed to have been given and received on the day it is delivered at that Party’s address, provided that if that day is not a Business Day then the Communication will be deemed to have been given and received on the next Business Day. Any Communication transmitted by facsimile, PDF or other form of electronic communication will be deemed to have been given and received on the day on which it was transmitted (but if the Communication is transmitted on a day which is not a Business Day or after 3:00 p.m. (local time in the City of Toronto, Province of Ontario), the Communication will be deemed to have been received on the next Business Day). Any Communication given by registered mail will be deemed to have been received on the fifth (5th) Business Day after which it is so mailed. If a strike or lockout of postal employees is then in effect, or generally known to be impending, every Communication must be effected by personal delivery or by facsimile transmission, PDF or other form of electronic communication.

Agreement of Purchase and Sale

8.7	Further Assurances

Each Party will, at the requesting Party’s cost, execute and deliver all further agreements and documents and provide all further assurances as may be reasonably required by the other Party to give effect to this Agreement and, without limiting the generality of the foregoing, will do or cause to be done all acts and things, execute and deliver or cause to be executed and delivered all agreements and documents and provide all assurances, undertakings and information as may be required from time to time by all regulatory or governmental bodies.

8.8	Amendment and Waiver

No supplement, modification, amendment, waiver, discharge or termination of this Agreement is binding unless it is executed in writing by the Party to be bound. No waiver of, failure to exercise or delay in exercising, any provision of this Agreement constitutes a waiver of any other provision (whether or not similar) nor does such waiver constitute a continuing waiver unless otherwise expressly provided.

8.9	Submission to Jurisdiction

Without prejudice to the ability of any Party to enforce this Agreement in any other proper jurisdiction, each of the Parties irrevocably submits and attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario to determine all issues, whether at law or in equity arising from this Agreement. To the extent permitted by applicable law, each of the Parties irrevocably waives any objection (including any claim of inconvenient forum) that it may now or hereafter have to the venue of any legal proceeding arising out of or relating to this Agreement in the courts of that Province or that the subject matter of this Agreement may not be enforced in the courts and irrevocably agrees not to seek, and waives any right to, judicial review by any court which may be called upon to enforce the judgment of the courts referred to in this Section 8.9, of the substantive merits of any such suit, action or proceeding. To the extent a Party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, that Party irrevocably waives that immunity in respect of its obligations under this Agreement.

Agreement of Purchase and Sale

8.10	Assignment and Enurement

Neither this Agreement nor any right or obligation under this Agreement may be assigned by either Party without the prior consent of the other Party. This Agreement enures to the benefit of and is binding upon the Parties and their respective successors and permitted assigns.

8.11	Severability

Each provision of this Agreement is distinct and severable. If any provision of this Agreement, in whole or in part, is or becomes illegal, invalid or unenforceable in any jurisdiction by a court of competent jurisdiction, the illegality, invalidity or unenforceability of that provision will not affect: the legality, validity or enforceability of the remaining provisions of this Agreement; or the legality, validity or enforceability of that provision in any other jurisdiction.

8.12	Counterparts

This Agreement may be executed and delivered by the Parties in one or more counterparts, each of which will be an original, and each of which may be delivered by facsimile, e-mail or other functionally equivalent electronic means of transmission, and those counterparts will together constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

Each of the Parties has executed and delivered this Agreement, as of the date noted at the beginning of the Agreement.

TECTROL INC.

Per
Name: Richard Gelb
Title: President

CUI-CANADA, INC.

Per
Name: William J. Clough Title:
CEO

Agreement of Purchase and Sale

CUI GLOBAL INC. hereby acknowledges and accepts the foregoing terms and conditions as set out in this Agreement the at this 23rd day of February, 2015.

CUI GLOBAL INC.

Per
Name: William J. Clough
Title: President & CEO

Agreement of Purchase and Sale

SCHEDULE 1

ASSUMED CONTRACTS [SECTION 1.1.6]

Schedule 1

Assumed Contracts

Customers

Customer	Agreement

Power Supply Assembly Purchased Agreement, Effective
22Cisco Systems International B.V.
Oct-2009

Enterasys Networks, Inc.	Independent Contractor Agreement, 11th April 2005
(Extreme Networks)

Harmonic Inc.	Supply Agreement, 6th June 2008

Lucent Technologies Inc.	OEM Purchase Agreement, Effective 1st October 2004
(Alcatel-Lucent)

Nautel Limited	Sales Agreement, Effective 5th December 2011

Nautel Limited	Indemnity Agreement, 27th June 2014

Philips and Neusoft Medical Systems Co. Ltd.	Purchase Contract, May 22nd 2012

Pitney Bowes	Memorandum of Understanding, Effective January 9, 2002

Pyxis Corporation	Long Term Corporate Agreement, Effective March 2, 1999
(Pyxis to Cardinal Health, Effective 1/20/03)
(Cardinal Health to CareFusion Corporation, Effective July 1, 2009)
CareFusion Kanban Terms (Tectrol P/N 1326C), 30-August2010

Long Term Corporate Services Agreement bew Tectrol Inc.
Sun Microsystems / MaxStrat	and MaxStrat Corporation,
Effective 24th September 1998

Amendment #1 to LTC Services Agreement betw Sun Microsystems, Inc. and Tectrol Inc., Effective April 18, 2000.

Zoll Medical Corporation	Zoll Medical / Tectrol Sales Agreement, Effective July 15, 2003

Agreement of Purchase and Sale

Schedule 1

Assumed Contracts

Suppliers

Supplier	Agreement

Avnet Electronics Marketing	Vendor Managed Inventory Agreement, last signed Nov. 8, 2005

Elytone Electronics Co. Ltd.	Safety Stock Program Agreement, Effective 28th Jan 2013

Fe-Tronic Manufacturing Co. Ltd.	Safety Stock Program Agreement, 1-Jan-2013

Future Electronics Inc.	Bonded Inventory Management Program - Memorandum of Understanding

MicroMex, Inc.	Product Manufacturing Agreement, 6th August 2012

Arrow Electronic Canada Ltd.	Business Requirement Detail, Feb 14, 2007 (unsigned)

SCHEDULE 2

EQUIPMENT [SECTION 1.1.23]

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

		SMT Line #1

1	1	Exerra Precision Printing Board Stencil Printer Model EP-33, s/n 07G4-1068

2	1	Panasonic Model Panasert HDP3XL/2666 Glue Inserter, s/n 88D019688

3	1	Panasonic Model Panasert MV2FXL/2559MB Pick & Palce Inserter, s/n 992X08561 c/w 150/300 Cartridge Loader (1999)

4	1	Crown Simplimatic Model 8010 Board Feeder, Right to Left, s/n M016390

5	1	Pyramax BTU International Reflow Oven Model 100A, Right to Left, s/n TTOC-1C (2012)

6	1	Pneumatic Inserter, Palm Controller

7	315	Panasonic Cartridges Q-Type Inserter Feeders, 8MM-24MM Capacity

		SMT Line #2

8	1	Nutek Board Feeder Model NTM 220DSXL (2005)

9	1	Speedline MPM SP Exel Model AP/Excel Printer, s/n 10600 (2005)

10	1	Panasonic Glue Inserter Model HDP-V/NM-DAOSA, s/n 016D07709

11	3	Simplimatic 24" Transfer Conveyors

12	1	Panasonic Panasert Model MV2FXL/NM-2559NB, Pick & Place Inserter, s/n 89H00461 120 Cartridge Capacity (1989)

13	1	Panasonic Pick & Place Inserter Model IDBM133 NM-EJM7A - CM 602, s/n 72EV0055 160 Cartridge Capacity (2006)

14	1	Vitronics Model Unitherm SMR-800 Reflow Oven

Tectrol Inc. | August 2014

Agreement of Purchase and Sale

1

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

15	146	Hoover/Panasonic Feeder Cartridges 8MM-24MM Capacity

16	15	ASC International Cyber Optics Model LSM-LG Laser Microscope, s/n 10164

		Through Hole Line

17	1	Universal Sequencer Pick & Place Model Radial 88 Triple Span, s/n 48903189/10165316 c/w (60) Feeder Sequencor (2012) (2) Board Load & Unload s/n 48592707/1015276 & 48592707/10158730 (2011)

18	1	Universal Sequencer Pick & Place Model Raidal 5 2.5/5.0, s/n 6360D00428541624907, 40 Cartridge Sequencor (1995)

19	1	Universal LX Inserter, Dual Station, s/n 6295-27275-CDH1499

20	1	Universal X/4 Programmer Satellite Controller, s/n 6893-27180-CME-1242

21	1	Sciencescope Model EM-BDT3, s/n S981369

22	2	Madell Model 8500 Heat Gun

23	2	Hako FM-202 Solder Station

24	1	Crown Simplimatic Board Feeder Loader Model 8130, s/n M015290

26	1	Panasonic Panasert AVK Inserter Model NM-2013, s/n 77A01368 (60) Cartridge Feeder 27

	20	Panasonic 4 Ribbon Capacity Feeders

28	1	Crown Simplimatic Model 8070 60" Board conveyor, s/n M01530

29	1	Panasonic Model Panasert RH Inserter, 62 Slot Capacity, s/n 2870100605

30	1	Contents of Stencil Racks, Aluminum Frames Work Boards, etc. c/w Storage Racks

Tectrol Inc. | August 2014

2

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

31	4	Metal 2 Dual Storage Cabinet w/Contents

32	65	Aluminum 4 Wheel Tray Board Storage Racks

33	1	Universal Sequencer Model 2596R-21900-CESH-1376

34	1	Autosplile F-Pin Inserter, s/n 000275

35	1	Denison Multipress Press Y-21E, s/n 5917

36	1	Denison Multipress Press, s/n 895241

37	1	AMP Pneumatic Inserter Model #453973-3-AM s/n 26512

38	1	Zierick Electronic Connection Faston Inserter Model 7000 #007-070

39	1	AMP Pneumatic Inserter Model 817017-4-A, s/n 130863

40	1	AMP Pneumatic Inserter Model 806992-1-D, s/n 130757

41	1	Pneumatic Press w/Palm Controls

42	Lot	Remaining Contents of Auto Insertion Area Tables, Chairs, Maintenance Equipment, etc.

		Warehouse Storage Parts Area

43	12	Sections Easy-Up Parts Shelving 10"w x 16' L

44	6	Cari-All 4 Wheel Chrome Board Tray Transfer Carts

45	21	Sections Easy Up Shelving 24" x 48" x 5 Shelf

46	53	Section Industrial Redi Pallet Racking 36" D x 9'W x 4 Shelf High c/w Mesh Decking

47	5	BT Hyd Pallet Trucks

48	1	BT Prime-Mover Side Loader Electric Forklift Model TRT-1000E 2000 lb Capacity, 216" Mast, 4534 Hrs, s/n 184151

49	165	Sections Easy-Up Shelving 18"W x 4' Long

Tectrol Inc. | August 2014

3

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

50	1	Blue Giant Walk Behind Forklift Model P-150-25, 2200 lb, 150" Mast/Lift c/w Cargo Lift, s/n 9520143

51	1	Blue Giant Walk Behind Forklift Model P-150-20 , 2000 lb, 150" Mast/Lift c/w Cargo Lift, s/n 932004

51A	10	Metal 4 Wheel Inventory Carts

52	1	Progar Manufacutring Caraboard Compactor

53	Lot	Remaining Contents in Warehouse Area, Ladders, Tooling, Misc Equipment, etc.

		Solder Area 54

	500	Green Tray Storage Bins

55	1000	Back Tray Storage Bins

56	270	4 Wheel Tray Storage Racks, 8 Shelf Capacity

57	1	AMP Terminating Machine Model K, s/n 117907

58	1	AMP Terminating Press Model 565-435-5, s/n 29430

59	1	Molex Terminal Press Model 638008300, s/n 1038 (2000)

60	1	Variable Speed Rolling Press, 5" Cap.

61	1	Hughes Model HRW-250B, 250W Second Weld Power Supply c/w Hughes Spot Welder

62	1	Unitek Model 1-133-02 Second Weld Power Supply c/w Hughes Spot Welder

63	2	Groman Model 920A Toroid Windewr c/w DRO

64	1	Schleuniger Model PF2000 Feeder Uncoiler, Schleuniger Model Eco-Strip 9300, s/n 2754-2084

65	1	Schleuniger Model UC-3750 Cut To Length s/n 134

Tectrol Inc. | August 2014

4

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

66	1	Groman Simplex Bobbin Winder c/w DRO

67	1	General Pneumatics Air Dryer Model TKF325A-E6X #00BTKF011 (2000) c/w Storage Tank

68	1	Atlas Copco Air Dryer Model FD-80, s/n 950176

69	1	Atlas Copco Air Compressor Model GA-53, 75 HP, s/n AP1509680 (2006)

70	1	Atlas Copco Air Dryer Model GA37

71	1	Atlas Copco Air Dryer Model GA37 (1988), s/n ABP714866

72	1	Beko Water Separator

73	1	General Production Model CF-8 Component Former, s/n 89411

74	1	General Production Model CF-10 Component Former, s/n N/A

75	1	General Production Model CF-9 Component Former, s/n 84010

76	1	General Production Model CF-9 Component Former, s/n 84010

77	2	Pneumatic Component Forming Presses

78	3	Pneumatic GDP Trim Formers Model TF-5150

79	3	Pneumatic Trim Formers

80	4	Pneumatic Up-Acting Rivet Inserter

81	3	Adams-Maxwell Model 1200-2C2 Winders w/Counting Head

82	26	Hako Solder Stations Model FM-202

83	13	Hios Model CLT-50 Power Supply Source

Tectrol Inc. | August 2014

5

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

84	4	Electric Precision Drills

85	8	Nasco 1kg Capacity Tool Drops

86	16	Metal Work Stations

87	1	Gen Rad Precision LC Digi Bridge w/Controller

88	1	Gen Rad 1689M RLC Digi Bridge, s/n 1689-9750-01

89	1	Hiptronics Model HD100 Hipot Tester, s/n 859-059

90	3	Hustler Pneumatic Winders

91	2	A & A Metal Products 2 Drawer Flammable Storage Cabinets

92	1	Blakeslee Single Station Wash Unit

93	1	Stationary Hot Melt Solder Pot

94	1	Everett Charles SMT Superkit c/w Fairchild Inspection Station

95	3	Cab Model Hector 2 Trim Station

96	1	Cab Model Maestro 2M Board Cutter, s/n 471

97	1	CTI Systems Circuit Board Router, Single Head Fujinon CST Camera (2011)

98	3	Hakko Solder Stations Model 472D 99 1

		Hakko Solder Stations Model 470B

100	7	Accum Solder Stations w/Vacuum Pump

101	1	Pemserter Model Series LT/4

102	1	Seho Powerwave Solder Flow Oven Model 8440-4.0F, s/n 10051272130 (2010)

103	1	Electrovert Solder Flow Oven Model Econopak Plus 400/F, s/n M096115092 (1996)

Tectrol Inc. | August 2014

6

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

104	1	Usi Ultra Sonic System Model Performa, s/n NA

105	3	Double Sided 50' Manual Board Insertion Line c/w Cabinets & Seating Stations

106	1	Nobles Floor Washer Model Speed Scrub Echo

		Impregnation Area

107	1	Blue M Oven c/w Stabletherm Controller POM586C, s/n NA

108	1	Blue M Oven c/w Stabletherm Controller POM586C, s/n P23-1385

109	4	Pressure Pots, Pneumatic Environment Testing

110	1	Bink Model 83-5307, 5 Gal Paint Pot

111	5	Waggo Model Inf-120P Solder Melt Pots w/Exhaust Pump

112	1	Wenesco Model Concept 1 Solder Melt Pot

113	19	Arbour Bench Type Press Unit Model 8

114	1	Wire Insertion/Trimmer Model A075

115	3	Chrome Rolling Metro/Carry All Racks

116	6	Asst Work Benches and Remaining Contents

	117	3 Chrome Rolling Metro/Carry All Racks

118	Lot	Asst Work Benches and Remaining Contents

		Machine Shop

119	1	DI-Acro #2 Corner Tab Knotcher, s/n 2191

120	1	Di-Acro #2 Punch, s/n 3046

121	1	Strands Gear Head Dark Press Model S68, s/n 79840

122	1	Colchester Model Student 6" Engine Lathe 12" x 24" Bed

Tectrol Inc. | August 2014

7

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

123	1	Topwell Bridgeport Type Mill Model 3VK, 3 HP, s/n 781838 (1989)

124	1	Rockwell Model IS-601 Floor Type Drill Press #G3412 c/w Tapping Head

125	1	Almec 12" Disc Grinder, s/n 89154

126	1	Baldor 1/4 HP Buffer/Grinder

127	1	Freeport Model SGS 618B Surface Grinder, s/n 88H2B164 (1988)

128	1	ELU Cold Cut Metal Saw

129	1	DI-Arco Model 24 Box & Pan Brake, 24" Cap, s/n 5731

130	1	Calmec Model CBS-6 6" Belt Sander, s/n 88-02-4

131	1	Buffalo Model 18 Floor Type Drill Press

132	1	Single Bag Dust Collection System 1.6/1250

133	1	Edwards Model 1.6/1250MM Mini-shear 16 GA Capacity, s/n 787830482

134	1	Furo Metal Cutting Bandsaw Model BBS16 c/w Welder, s/n 160005

135	Lot	Remaining Contents of Manintenance Shop, Tooling, Cabinets, Work Benches, Hand Tools, Aluminum Inventory, Racking etc.

		Assembly & Test Area

136	17	Hakko Solder Stations Model FM-202

137	9	HIOS Power Supply Model CLT-50

138	5	Hakko Solder Station Model 472D

139	2	Hakko Solder Station Model 470B

140	5	HP Model 6012A DC Powser Supply

Tectrol Inc. | August 2014

8

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

141	14	Variable Speed Electric Drills

142	11	Powerstat Type 3 Power Supply

143	2	Nasco 1kg Tool Drop

144	12	GW/Instek Model PS-30 Lab Scope

145	2	HP Model 54600B Oscilloscope

146	25	Tectrol Dual Solid State Load Model TE-039B

147	1	Superior Electric Model 116C Variable Transformer

148	2	Kikusui Model PAO 55-35L DC Power Supply

149	2	Tektronicx Model TDS-2014B 4 Channel Slop

150	2	Tektronix Model TDS-3012B 2 Channel Color Slope

151	1	Xantrex Model XHR60-10 DC Power Supply

152	1	Xantrex Model XHR300-3.5 DC Power Supply

153	1	Phillips Model HDII Ult Sound Station, s/n US90530932

154	1	Phillips Model HDII Ult Sound Station, s/n RDNO5HIPI

155	1	Phillips Model HDII Ult Sound Station, s/n NA

156	6	Renfrew Model Load-X Voltage Tasters

157	1	Xantrex Model XFR-6046 DC Power Supply

158	1	Harrison Model 6438B DC Power Supply

159	1	Gold Star Model DM-333 Tester/Meter

160	4	Agilent Multimeter Model U1242B

161	1	Quadtech Model Sentry 20/AC/DC Tester

162	2	Quadtech Model Sentry 30/AC/DC Tester

163	2	Quadtech Model Sentry 50+ Ground Band

Tectrol Inc. | August 2014

9

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

164	7	Tectrol Model TECTTEST 5 Automatic P/S Tester TE-808

165	1	Fluke Model PM3380A Auto Range Combiscope

166	1	Transistor Devise Model DLP 130-15-750A Tester

167	4	ECT/Fairchild Super Kit SMT Tester Model FT303S

168	9	ROHS Hand Scanners c/w Charge Station,
		Model M7225-2600-10HD

169	5	Checksum Automated Electronic Test System
		c/w H&M Board Tester

170	1	Rod-L 25 Amp Ground Tester

171	1	Croma Model 63201 DC Electronice Load Tester

172	1	Croma Model 63203 DC Electronic Load Tester

173	1	Madell Solder Station Model 850D

174	2	Powerstat Superior Variable Auto Transformer

175	1	HP Model 54600B Oscilloscope

176	1	Agilent Model 34401A Digi Multi Meter

177	2	NH Research Model Power Test 8105i System, s/n 5536

178	1	Chroma Model 63106 DC Electric Load Tester #631-431-28

179	95	Metal Base Work Tables, Insulated top 5/8' W x 3'D

180	60	Metro Chrome 2 Shelf Rolling Racks

181	76	Metro Chrome Multi Shelf Rolling Racks

Tectrol Inc. | August 2014

10

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

182	50	Adjustable Steno Static Chairs

183	1	Vision Engineering Stereo Scope Model TS4 c/w

184	1	Stanford Model SR-720 LCR Motor

185	1	Valhalla Scientific Model 4300B Digital Micro Meter

186	1	Fluke Calibrator Model 5100B

187	1	OMAX Stereo Scope c/w Camera

188	1	Mitutoyo Digital Height Gauge 0" - 18" Capacity c/w Surface Block

189	2	2 Door Metal Cabinets c/w Contents, Measuring Precision Testing etc.

190	2	Xantrex Model XXFR 600-2 DC Power Supply

191	1	NHR Test System Model 5600 c/w Power Scope 4700 Load Testers, 5100 AC/DC Source & Keyboards, s/n S7669

192	1	Veltech Power Analyzer Model PM100

193	2	Tec Test Model 6A Testers

194	1	Vibco Vibration Test Table

195	1	ROD-L 25 Amp Ground Tester

196	1	Powerpak Compactor Model UB3624, s/n U2-1-9-12

197	1	Tenco Cardboard Compactor Model 5440

198	1	Pedestal Drill, Hood, Vacuum, Ladders, Misc.

199	1	Universal Handling Compactor Model UP2000, s/n 10-6-5-01

200	1	Custom Test Station c/w Keithloy Multimeter, Voltech Power Analyzer c/w Power Source

Tectrol Inc. | August 2014

11

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

201	1	Weigh-Tronix 2000 lb Digital Platform Scale

202	1	Contents of Mezzazine Area Including: Metal Shelving Racks, Misc Test Equipment, etc.

203	1	HI-Jacker 500 lb Telescoping Work Platform Electric Powered

204	13	Asst Metal Storage Cabinets c/w Asst Test Equipment & Fixtures

205	1	EZ Life Pallet Mover, Electric Power

206	1	Banding Strapping Machine c/w Crimper

207	1	Raymond Model 20R30TT, 3000 lb Reach Forklift, s/n #20-8024-S

208	22	PSC Power Scan Portable Scanners

209	1	5' Portable Warehouse Ladder

210	1	Instasheeter High Speed Bubble Wrap Converting System

		Maintenance Area

211	Lot	Contents of Shop Area Including: Tool Chests, Repair Area, Bench Grinders, Shop Parts & Repair Parts, etc.

212	Lot	Cafeteria Area Contents Including Tables, Chairs, (6) Microwave Ovens, Asst Metro Racks, etc.

213	1	DI-Acro Finger Brake, Model 3.6" s/n FB-7433

214	1	DI-Acro Angle Knotcher, s/n AB2921

215	1	Buffalo 15" Bench Drill

216	8	Sections EZ Rect Parts Shelving

217	1	600 lb Portable Scissor Lift

218	Lot	Test Area Remaining Contents Including: Metal Storage Cabinets, Test Equipment & Test Fixtures etc.

Tectrol Inc. | August 2014

12

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

219	Lot	Assembly & Test Area Remaining Contents Including: Test Fixtures, Tooling, Asst Cabinets, Computers, & Monitors, Test Benches, Power Cable, etc.

		Engineering Departments (Upper Floor)

220	7	Fluke Model Hydra Data Bucket/Scanner

221	1	Wavetek Model 171 Synthesizer/Function Generator

222	1	ES Stereo Microscope

223	15	Superior Powerstate Variable Speed Controller

224	6	Voltech Model PM 1000/300 Phase Power Analyzer

225	23	GW Instek Model PC3030 Dual Tracking Voltage Meter

226	7	Tektronix Model TDS3034B/3014 B 4 Channel Color Scopes

227	9	Transistor Devices Model DLP-130-15-750A/50-60 -1000

228	2	Xnatrex Model XFR60-40 DC Power Supply

229	40	Fluke Multi Meter Model 77/73 III

230	4	Chroma Model 63204/63203 D/C Electronic Load Tester, s/n 632040000323, NA/632030001224, AKG00000068

231	30	Hakko Model FM202 Solder Station

232	22	Tectrol Model TL-039B Dual Load Tester

233	1	Keisoku Giken Model PT301B Power Supply Tester

234	2	Renfrew Power Supply Units

235	2	Elgar Model SW5550A High Power AC Source

Tectrol Inc. | August 2014

13

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

236	1	Kikisui Model PL2 664WA Electronic Load Tester

237	2	HP Model 6012A DC Power Supply

238	1	Instek Model PS2225 D/C Power Supply

239	8	Agilent Model 34970A Data Switch Unit

240	3	Chroma Model 63207 DC Electronic Load Tester

241	1	Xantrax Model XRF6040 DC Power Supply

242	2	Chroma Model 6314 DC Load Tester, 4 Cell & Main Frame, s/n 6314-2793, s/n 6314-2790

243	2	Superior Variable Auto Transformer

244	4	Tektronix Model TDS 3074 4 Channel Scope

245	5	HP Model 6050 Electronic Load Tester

246	1	Xantrax Model 6046 DC Power Supply

247	1	Wilde Model M3Z Stereo Microview Scope, Model MV-3271

248	1	Power Design Model TW6050A Dual DC Power Supply

249	1	Tenney Model T-JR Oven, s/n 11722-122

250	1	HP Model 6010A Electronic Load Tester

251	2	Scientific Atlanta Power VU-D9850 Program Receiver

252	2	Tektronix Model TDS2024B 4 Channel Color Scope

253	2	Xantrex Model XHR 300-3.5 Power Supply

254	2	Anritsu Model MS420K Spectrum Analyzer

255	1	Tecktronix Model TDS 754D 4 Channel Scope w/Cart

Tectrol Inc. | August 2014

14

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

256	1	Genrad Model 1659 RLL Digi-Bridge Test Unit

257	1	Sony-Tektronix Model 371 Hi-Power Curve Tracer w/Test Fixture

258	1	Hipotronics Model HD100 Hipot Tester

259	1	Fluke Model 8840A Multi-Meter

260	1	Omega Chart Recorder Model CT-485

261	4	Transistor Devices Model Dynaload DLVP/50-300-3000 Load Tester

262	1	Fluke Model 41B Power Analyzer

263	1	Venable Instruments Model 3120 Frequency Response Analyzer, s/n N/A

264	5	Superior Power Stat Variable Transformer

265	26	Work Station Units c/w Pedestal Drawer & Overhead Shelf Unit

266	Lot	Contents of 2 Door Storage Locker Units Including: Asst Test Equipment, Jigs, Fixtures, etc.

267	1	HP Model 8560 Spectrum Analyzer

268	1	Line Impedance Stabilization Network

269	1	Transistor Dyna Load Model SEL Tester

270	8	Fluke Model PM3380A Auto Ranging Combi-Scope

271	1	Ling Model DCS8000 Vibration Controller

272	1	Dispatch Oven Model LBD1-34-43B-1

273	1	MB Model C10 Vibration Tester Type E, s/n 319 c/w Surface Block

274	1	Dynamotion Gas Detector Model 1001, s/n 432

275	1	Thermotron Model SM-16-3800 Test Chamber Oven, s/n 37094

Tectrol Inc. | August 2014

15

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

276	1	Transistor Devices Model DLP-5-2500A Load Tester

277	1	Screening Systems Model QRS-410T Screening System

278	1	Thermotron Model SM-8 Chamber Oven, s/n 32844

279	1	Tenney Test Chamber Model Versa-Tenn III Vibration Pads

280	1	Koytek Model EMC Chrome Advanced EMC Test Immunity System

281	1	General Pneumatics Airline Dryer

282	1	Stanley/Vidmar Multi Drawer Storage Cabinet

283	11	Chrome Metro Multi-Shore Rolling Racks

284	6	Speed Rail Multi-Shelf Parts Units

285	2	Hako FX-301 Hot Melt Pot w/Exhaust Head

286	1	Pneumatic Rivet Station L/Foot Operated Control

287	1	Aro Pneumatic Cutter

288	3	Adams-Maxwell Model 1200-JST Electric Winders w/Food Operated Control

289	1	Technology Model-875 Hot Strip

290	1	Heinrich Company Model 5 C-Press Units

291	3	Heinrich Company Model 0 C-Press Unit

292	31	Metal Base Work Tables w/Fitted Storage & Insulated Tops

293	1	Chamber Burn-In Area Contents

294	1	Chroma Model 6512 AC Programmable Source

Tectrol Inc. | August 2014

16

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

295	1	California Instruments AC Power Source Model 500lix

296	1	Test Equity Model 1027C Temperature Chamber, s/n 50549

297	2	Automatic P/S Test Modules Model TE-0888 Controller

298	1	TDK Lambada Power Source

299	2	HP Model 34401 Multi-Meter Tester

300	1	Kikusui Regulated DC Power Supply

301	1	Quad Tech Sentry 20 AC/DC Hipot Tester

302	1	Voltech Model PM100 Single Phase Power Analyzer

303	1	Fancort Industries Buaro Cutter Model NTG-4, s/n 1399R

303A	Lot	Remainig Contents of Engineering Area Including: Tooling, Electronic Test Equipment, Magna Lights, Shelving Units, Etc.

		Machine Shop Area (Upstairs)

304	1	Forward Machining Centre, Power Feed

305	1	Rockwell Model 5-30 Floor Type Drill Press, s/n 83G81501

306	1	Rockwell Model 15-240 Floor Type Drill Press, s/n 23047

307	1	DI-Arco Model 36 Metal Hand Shear, s/n EE-1443

308	1	Baldor Bench Grinder

309	1	Mini-Perf Pnematic Powered Punch

310	1	Starrett 12" x 20" Granite Surface Plate

311	1	Darbert 12" x 36" C.C. Engine Lathe (3JC)

Tectrol Inc. | August 2014

17

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

312	1	Mitutoyo 24" DRO Height Gauge

313	1	24" x 36" Granite Surface Plate

314	1	Lista 9 Drawer Storage Cabinet c/w Contents

315	1	LWH Pneumatic Powered Bench Press

316	1	Dake #1 Arbour Press

317	1	DI-Arco #1 Hand Punch, s/n BA-2887

318	1	Beverly #B-2 Hand Metal Shear

319	1	HES Pneumatic Bench Type Punch

320	1	Rockwell 15-085 Floor Type Drill Press, s/n 203455

321	1	Jet Model VBS-2800 Metal Cutting Bandsaw

322	1	Dake Model Y Arbour Press

323	1	Brown Boggs Model 162-B Box & Pan Brake, s/n 81395

324	1	DI-Arco Model #1 Hand Corner Knotcher, s/n A6746

325	1	Baldor 4" Wide Vertical Belt Sander

326	1	Rimac Hand Tester

327	1	Remaining Contents of Machine Ship, Benches, Small Tooling etc.

328	1	Contents of Upstairs Office Area Furnishings

329	1	Unitdesign Model MDS-200 Frame Vacuum

330	Lot	Contents of Room Including: Older Test Equipment & Storage Racks

331	1	Superior Variable Speed Power Unit

332	1	Voltech Model PM100 AC Power Analyzer

Tectrol Inc. | August 2014

18

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

333	2	HP 3585A Spectrum Analyzers

334	1	Hako Model 202 Solder Station

335	1	Instek Model PS-3030 DC Power Supply 336

	1	HP Model 6010A DC Power Supply

337	4	Workstations c/w Insulated Work Surface

338	1	Hammond 45 KVA Transformer

339	2	Metro Carts on Wheels

340	1	KLN Sonic Machine

341	1	Emhart Arcotronics Foil Machine c/w Controls Model PM-195, s/n 596A

342	1	Transistar Model DLVP 50-30-3000 Dynaload

343	1	HP Model 6012A DC Power Supply

344	1	HP Model 6814B AC Power Supply

345	1	HP Designjet 500 Printer

		Server Room

346	3	Dell Poweredge Model T710 Servers

347	5	ARC 1500 UPS

348	1	Remaining Contents in Server Room etc.

349	1	Xerox Model 3050 Wide Format Printer

350	1	Ricoh Aficio MP5001 Copier

351	10	Blue Print Storage Cabinet

352	1	ADP Time Clock

353	1	Ricoh Atico Model MP500088

354	1	Ricoh Aficio Model MP7001

355	1	Ricoh Aficio Model MP800 Copier

Tectrol Inc. | August 2014

19

Exhibit "A"

Tectrol Inc., 39 Kodiak Crescent, Toronto, Ontario

Ref #	Qty.	Description

356	1	Ricoh Aficio Model MP3001 Copier

357	1	Upstairs Boardroom c/w Benq Overhead Projector

358	1	Contents of Office Furnishings Located on Main Floor Office Area

360	Lot	Assorted Scanners, Printers and Office Machines

Tectrol Inc. | August 2014

SCHEDULE 3

INVENTORY [SECTION 1.1.31]

Schedule 3

Inventory

Forecast February 28th balance using January roll forward

Opening - Jan 23		3,881
Purchases		596
Feb Sales	2,300
COS	42.0%
Usage		975
Closing - Feb 28		3,502

Closing - Feb 28		3,502
Less: obsolete *1		(897)
Subtotal		2,605
Adjustments *2	8.9%	232
Goods in transit *3		63
		2,900

November 30th "book value"		3,350

Closing Adjustment - increase (decrease)		(450)

NOTES:

1	Obsolete as at Feb 15, 2015 determined using 24 historical sales + forecast
2	Adjusted based on percentage from November 30th methodology
3	Estimate

Agreement of Purchase and Sale

SCHEDULE 4

INTELLECTUAL PROPERTY [SECTION 1.1.30]

Schedule 4

Intellectual Property

Any documentation, information or material related to the Design and Manufacture of Switch Mode power supplies including, but not limited to: parts list, schematics, documents, drawings, and other knowhow

Phone Numbers

(416) 630-8108

Website Domains

tectrol-inc.ca	6/14/2021	DNS.INTERNIC.CA
tectrol-inc.com	6/15/2020	DNS.INTERNIC.CA
tectrol-inc.info	7/28/2020	DNS.INTERNIC.CA
tectrol-inc.net	6/15/2024	DNS.INTERNIC.CA
tectrol-inc.org	6/15/2022	DNS.INTERNIC.CA
tectrol-inc.us	3/25/2019	DNS.INTERNIC.CA
tectrol.biz	3/27/2021	DNS.INTERNIC.CA
tectrol.ca	12/21/2020	toroondcnszs04.srvr.bell.ca
tectrol.net	10/28/2022	DNS.INTERNIC.CA
tectrol.org	10/29/2021	DNS.INTERNIC.CA
tectrol.us	1/21/2021	DNS.INTERNIC.CA
tectrolinc.ca	6/14/2021	DNS.INTERNIC.CA
tectrolinc.com	6/15/2021	DNS.INTERNIC.CA
tectrolinc.info	7/13/2019	sp1.domainpeople.com
tectrolinc.net	6/15/2021	DNS.INTERNIC.CA
tectrolinc.org	6/15/2022	DNS.INTERNIC.CA
tectrolinc.us	3/25/2019	DNS.INTERNIC.CA
total-power-solutions.ca	6/14/2024	SEC1.DNS.CA.TELUS.COM
total-power-solutions.cn	3/27/2019	SEC1.DNS.CA.TELUS.COM
total-power-solutions.com	6/15/2020	toroondcnszs04.srvr.bell.ca
total-power-solutions.info	7/28/2021	DNS.INTERNIC.CA
total-power-solutions.net	6/15/2020	DNS.INTERNIC.CA
total-power-solutions.org	6/15/2021	DNS.INTERNIC.CA
total-power-solutions.us	3/25/2019	SEC1.DNS.CA.TELUS.COM
totalpowersolution.biz	10/3/2020	DNS.INTERNIC.CA
totalpowersolution.net	10/4/2020	DNS.INTERNIC.CA
totalpowersolution.org	10/4/2020	DNS.INTERNIC.CA
totalpowersolutions.ca	6/14/2022	DNS.INTERNIC.CA
totalpowersolutions.cn	3/27/2019	SEC1.DNS.CA.TELUS.COM
totalpowersolutions.com	4/7/2021	SEC1.DNS.CA.TELUS.COM
totalpowersolutions.info	7/28/2021	DNS.INTERNIC.CA
totalpowersolutions.net	6/15/2021	DNS.INTERNIC.CA
totalpowersolutions.org	6/15/2022	DNS.INTERNIC.CA
totalpowersolutions.us	1/21/2022	SEC1.DNS.CA.TELUS.COM
tectrol.asia	14/09/2015	ns1.eurodns.com
tectrol.sg	7/9/2017	ns1.eurodns.com
tectrol.hk	14/09/2016	ns1.eurodns.com
tectrol.be	14/09/2017	ns1.eurodns.com
tectrol.co.in	9/9/2016	ns1.eurodns.com
tectrol.net.cn	18/08/2020	ns1.eurodns.com
tectrol.mobi	16/09/2018	ns1.eurodns.com
totalpowersolutions.de	15/09/2016	ns1.eurodns.com
totalpowersolutions.tw	7/9/2017	ns1.eurodns.com
totalpowersolutions.be	15/09/2017	ns1.eurodns.com
totalpowersolutions.com.cn	18/08/2020	ns1.eurodns.com
totalpowersolutions.asia	17/09/2021	ns1.eurodns.com

Agreement of Purchase and Sale

Schedule 4

Intellectual Property

totalpowersolutions.in	10/9/2016	ns1.eurodns.com
totalpowersolutions.hk	17/09/2017	ns1.eurodns.com
tectrol.org.cn	6/7/2020	ns1.eurodns.com
total-power-solutions.co.uk	26/03/2017	ns1.eurodns.com
tectrol-inc.biz	11/18/2019	Under Construction Page
tectrol-inc.bz	1/30/2022	Under Construction Page
tectrol-inc.ws	1/30/2022	Under Construction Page
tectrol-inc.xyz	6/30/2015	ADNS Services
tectrol.bz	1/30/2022	Under Construction Page
tectrol.cn	3/14/2021	Under Construction Page
tectrol.cn.com	9/11/2018	Under Construction Page
tectrol.co	3/23/2016	Under Construction Page
tectrol.co.uk	3/14/2022	Under Construction Page
tectrol.com.cn	3/14/2021	Under Construction Page
tectrol.com.co	4/6/2021	Under Construction Page
tectrol.com.tw	3/14/2019	Under Construction Page
tectrol.eu	1/23/2017	sec1.dns.ca.telus.com|sec2.dns.ca.telus.com
tectrol.eu.com	10/31/2020	Under Construction Page
tectrol.in	9/11/2018	Under Construction Page
tectrol.info	1/23/2019	sec1.dns.ca.telus.com|sec2.dns.ca.telus.com
tectrol.jpn.com	3/31/2016	Under Construction Page
tectrol.kr.com	3/31/2020	Under Construction Page
tectrol.tw	3/14/2019	Under Construction Page
tectrol.uk.com	3/31/2016	Under Construction Page
tectrol.us.com	9/11/2018	Under Construction Page
tectrol.ws	1/30/2022	Under Construction Page
tectrolinc.biz	11/18/2019	Under Construction Page
tectrolinc.bz	1/30/2022	Under Construction Page
tectrolinc.co	4/6/2016	Under Construction Page
tectrolinc.ws	1/30/2022	Under Construction Page
tectrolinc.xxx	12/6/2017	Under Construction Page
total-power-solutions.asia	3/23/2021	Under Construction Page
total-power-solutions.biz	11/18/2021	sec1.dns.ca.telus.com|sec2.dns.ca.telus.com
total-power-solutions.bz	1/30/2022	Under Construction Page
total-power-solutions.co	3/23/2016	Under Construction Page
total-power-solutions.us.com	4/6/2021	Under Construction Page
total-power-solutions.ws	1/30/2022	Under Construction Page
totalpowersolutions.biz	11/18/2021	sec1.dns.ca.telus.com|sec2.dns.ca.telus.com
totalpowersolutions.bz	1/30/2022	Under Construction Page
totalpowersolutions.cn.com	8/12/2019	Under Construction Page
totalpowersolutions.co	3/23/2016	Under Construction Page
totalpowersolutions.co.uk	4/6/2021	Under Construction Page
totalpowersolutions.eu.com	8/12/2019	Under Construction Page
totalpowersolutions.net.cn	8/12/2017	Under Construction Page
totalpowersolutions.org.cn	8/12/2017	Under Construction Page
totalpowersolutions.uk.com	8/12/2017	Under Construction Page
totalpowersolutions.us.com	8/12/2019	Under Construction Page
totalpowersolutions.ws	1/30/2018	Under Construction Page
totalpowersolutions.xxx	12/6/2019	Under Construction Page

Schedule 4

Intellectual Property

Trade Marks

Trade-mark	Country	Registraton No.	Registration Date	Renewal Date
"TOTAL POWER SOLUTIONS"	U.S. trade-mark	3,074,995		4-Apr-16
"TOTAL POWER SOLUTIONS"	U.S. trade-mark	3,081,069	18-Apr-06	18-Apr-16
"TECTROL INC. & Design" - old logo	U.S. Trade-Mark	3,033,314	27-Dec-05	27-Dec-15
Tectrol Design	China	5198271	28-Oct-10	27-Oct-20
"TECTROL Design"	China	5198272	7-Sep-09	6-Sep-19
"T TECTROL TOTAL POWER SOLUTIONS & Design"	U.S.A.	3,350,000	4-Dec-07	4-Dec-17
"TECTROL"	Canada	TMA 530,983	10-Aug-00	Reg for 15 years
"TECTROL Design"	Taiwan	1248330	16-Jan-07	15-Jan-17
"TECTROL Design"	Hong Kong	300 584 550	20-Feb-06	19-Feb-16
"T & Design"	Canada	TMA 622,816	19-Oct-04	18-Oct-19
"TOTAL POWER SOLUTIONS"	Canada	TMA 593,439	29-Oct-03	28-Oct-18
"TECTROL & Design"	Canada	TMA 577,229	11-Mar-03	11-Mar-18
"TECTROL & Design"	Canada	TMA 579,842	28-Apr-03	27-Apr-18
"TECTROL INC. Design" - old logo	Canada	TMA 538,187	4-Dec-00	4-Dec-15
"TECTROL"	European Union	256 6933	8-Jul-03	4-Feb-12
"TECTROL & Device"	European Union	256 6941	6-Jun-03	4-Feb-12

SCHEDULE 5

REQUIRED CONSENTS [SECTION 1.1.40]

Schedule 5

Required Consents

Not Applicable

Agreement of Purchase and Sale

SCHEDULE 6

ALLOCATION OF PURCHASE PRICE [SECTION 2.7]

SCHEDULE 6

PURCHASE PRICE ALLOCATION

Total Purchase Price:

Purchase Price Adjustments:

Net Purchase Price:

Allocation

Inventory:

Fixed Assets:

SAP:

Intangibles:

Other Assets:

SCHEDULE 7

COPY OF EXECUTED CUI PROPOSAL [SECTION 1.1.19]

January 23, 2015

Richard Gelb
TECTROL INC.

39 Kodiak Crescent
North York, ON Canada
MJ3 3E5

RE:	PROPOSAL REGARDING ASSET PURCHASE OF TECTROL INC.

Dear Richard:

This Proposal ("PROPOSAL"), once executed, will serve to confirm the intent of CUI Global Inc., a Colorado Corporation with its principal place of business at 20050 SW 1 121 Avenue, Tualatin, OR 97209 (hereinafter: "CUI"), to purchase the assets of Tectrol Inc. (hereinafter: "Tectrol ") under the following terms and conditions and upon completion of the necessary conditions precedent. It is the intent of the Parties to complete and execute a formal, written Asset Purchase Agreement(s) to memorialize the relationship once an agreement-to-terms is reached. That being said, the proposed conditions and terms are as follows:

WHEREAS Tectrol is currently insolvent as that term is used in Canadian law and has filed a Notice of Intention to Make a Proposal ("NOI") on November 6, 2014 under Section 50.4 (I ) of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended;

WHEREAS pursuant to the terms of that NOI, Tectrol's principals and creditor(s) wish to sell Tectrol's assets and CUI wishes to purchase those assets;

WHEREAS CUI is prepared and able to provide funds (all amounts of which are in US dollars) and other consideration for the purchase of Tectrol's assets under the terms of this PROPOSAL , without a "financing contingency," if accepted, once the described conditions precedent are fulfilled or waived;

CUI Hereby sets forth its offer as follows

I)	CUI shall pay as consideration the total amount of FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000.00) to be paid as follows:

a)	A deposit of FIVE HUNDRED AND FIFTY THOUSAND DOLLARS ($550,000.00) as set out in paragraph 2(a) herein;

b)	CUI shall pay on closing the sum of THREE MILLION FOUR HUNDRED AND FIFTY THOUSAND DOLLARS ($3,450,000.00) for the purchase of Tectrol 's inventory, fixed assets (including SAP), goodwill and intangible assets, and like material;

i)	The above sum to be adjusted in good faith by the Parties according to the final value of the non-obsolete inventory if said inventory's value moves (whether up or down) more than $50,000;

20050 SW 112th Avenue ·Tualatin, Oregon 97062

c)	CUI shall place an additional ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000.00) to be adequately secured or placed in an escrow with the Trustee to be paid, without conditions, over the course of twelve (12) consecutive months in twelve (12) equal installments of ONE HUNDRED THOUSAND DOLLARS ($100,000.00) on the first of each month following the close of the transaction;

d)	CUI shall pay a Royalty Rate of two percent (2%) of the gross sales related to specific Tectrol customers (to be mutual ly agreed by the Parties hereto), up to a total of an additional THREE HUNDRED THOUSAND DOLLARS ($300,000.00).

i)	In addition, CUI is prepared to enter into a five (5) year commercial lease agreement for the facility located at 39 Kodiak Crescent at reasonable market rates for comparable property similarly situated;

ii)	Said market rate shall be set by an independent appraisal conducted by a mutually agreeable appraiser.

2)	"Good Faith" Deposit:

a)	A deposit of FIVE HUNDRED AND FIFTY THOUSAND DOLLARS ($550,000.00) or 10% of the proposed purchase price shall be forwarded to the Trustee as a "good faith deposit." It is specifically understood that acceptance and retention of this deposit is conditioned on completion and/or waiver of each and every one of the below Conditions Precedent, including, but not limited to CUI obtaining approval of the transaction from its Board of Directors. Should any of those Conditions Precedent be breached; in the unlikely event that CUI is unable to obtain approval from its Board of Directors; or should Tectrol accept a competitive bid or otherwise fail to consummate the transaction for any reason, this deposit shall be promptly and fully returned to CUI. The deposit (together with interest earned thereon) will be held by the Trustee in trust and will be credited to the purchase price on closing.

3)	Conditions Precedent:

a)	In order to consummate the transaction , the following events and/or acts must be completed:

i)	CUI must be given the information and opportunity to conduct due diligence to confirm that the Customer List provided by Tectrol is accurate and still viable. For its part, CUI shall make such inquiry as soon as practical, but in no event more than thirty (30) days after acceptance of this PROPOSAL;

ii)	) Tectrol shall promptly provide CUI with all relevant corporate financial data in Tectrol's possession, including without limitation, the most recent three (3) years' audited (under Canadian GAAP) financial statements (the "Tectrol Financial Statements"). Tectrol shall begin working with an accounting firm (the "Firm") to be selected by CUI: (i) to commence the process having the Tectrol Financial Statements converted from Canadian GAAP to US GAAP, and to (ii) to provide the Firm with the information (to the extent available up to the Business Day before the Closing Date) necessary for the Purchaser to report on the current year and/or period ending at the Closing Date in accordance with US GAAP (i and ii collectively, "US GAAP Reporting"). CUI shall bear the cost of all US GAAP Reporting. It is specifically understood that the US GAAP Reporting process is unlikely to be completed prior to the Closing Date, and its completion is NOT a condition precedent to Closing.

20050 SW 112th Avenue ·Tualatin, Oregon 97062

iii)	A full physical inventory shall be conducted as of the close of business prior to the closing of the transaction, to be observed by representatives appointed by CUI and basic audit procedures to substantiate the accuracy of inventory values shall be conducted;

iv)	Tectrol shall provide confirmation that the fixed assets listing is accurate and the assets contained therein are in its possession, in good working order, and free and clear of any encumbrances;

v)	CUI shall attempt to acquire assurances from "key employees" of their intent to remain with the company and Tectrol shall assist in those efforts, by both identifying and providing access to those "key employees";

vi)	The SAP software program and licenses shall be transferred to Tectrol and included in the purchase;

vii)	The lease of the facility at 401 Magnetic Drive shall be terminated by Tectrol i n advance of the purchase by CUI and all costs therein bourn by Tectrol;

viii)	Tectrol shall certify that, in accordance with the terms and conditions of the 39 Kodiak Crescent lease, that maintenance and upkeep of the facility, as well as all taxes and other fees have been appropriately kept current by Tectrol;

ix)	Acquisition shall become effective on or before March 1, 2015, subject to completion of due diligence;

x)	The Parties shall enter into a five (5) year commercially reasonable , market rate lease for the property located at 39 Kodiak Crescent and currently used by Tectrol to conduct its business;

xi)	The Trustee shall obtain an Order from the Ontario Superior Court of Justice (Commercial List) approving the transaction and vesting all right, title and interest of the purchased assets to CUI free and clear of all encumbrances.

4)	Miscellaneous

a)	Independent Contractor Status - The relationship between the Parties will at all times be and remain that of independent contractors and nothing herein nor in the performance of this PROPOSAL will be deemed to create any partnership, joint venture, agency, fiduciary or employment relationship between the Parties.

b)	Governing Law - This PROPOSAL is governed by, and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.

c)	Partial Invalidity

i)	Nothing contained in this PROPOSAL will be construed to require the commission of any act contrary to law, and wherever there is any conflict between any provision of this PROPOSAL and any statute, law, ordinance, order, or regulation, the latter will prevail, but in such an event, any provision of this PROPOSAL so affected will be curtailed and limited on ly to the extent necessary to bring it within the legal requirements.

ii)	In the event any portion of the terms and conditions contained within this PROPOSAL will be held to be invalid or unenforceable in a court of law or equity; l) the Parties agree to negotiate in good faith an acceptable alternative provision which reflects as closely as possible the intent of the unenforceable provision, and 2) the validity, legality and enforceability of the remaining provisions of the PROPOSAL will not in any way be affected or impaired by such holding, and will remain in full force and effect.

20050 SW 112th Avenue ·Tualatin, Oregon 97062

d)	No Waiver - The failure of a performing party to insist upon the other party's performance of any representation , warranty, covenant or obligations hereunder will not be construed as a waiver by the performing party of such performance or other obligation due by the other party hereunder , or of any subsequent breach by such other party . The failure of either party to exercise any right or remedy which it may have hereunder or under law will not be construed as a waiver of any other right or remedy which the party may have hereunder or under law.

e)	Cumulative Remedies - Each right and remedy conferred upon either party by this Agreement or under law will be deemed cumulative and not exclusive of one another, and the exercise by either party of any such right or remedy will not preclude the party exercising the right or remedy from exercising or enforcing any other right or remedy it may have hereunder or under law.

f)	Legal Fees - In the event of any suit or other proceeding between the parties arising out of the performance, breach, default, termination or other subject matter of this Agreement, the prevailing party will, in addition to such other relief as the court may order or award, be entitled to recover actual legal fees, expenses and costs (including, but not limited to, court costs and costs of investigation) all as actually incurred.

g)	Entire Agreement - This PROPOSAL contains the entire understanding of the Parties with respect to the subject matter dealt with herein and will supersede and replace in their entirety any and all prior understandings of the parties hereto relating to such subject matters. This PROPOSAL may not be modified, nor may any provision hereof be waived, except by a writing signed by both parties.

h)	Headings - Paragraph headings used herein are for convenience only and will not be used in any way to interpret the provisions of this PROPOSAL.

i)	The Parties shall work towards the execution of an Agreement of Purchase and Sale on or before January 29, 201 5.

Signature Page Follows

20050 SW 112th Avenue ·Tualatin, Oregon 97062

This document consists of five (5) pages [including signature page]. If the foregoing reflects the PROPOSAL and proposed agreements between CUI and Tectrol, please sign the two (2) originals provided and return one to me by messenger or overnight mail.

Very truly yours,

William J. Clough, Esq.
President & CEO
CUI Global Inc.

AGREED TO AND ACCEPTED:

Richard Gelb and Tectrol, Inc.

By:	Richard Gelb

Title:	President & CEO

Date:

20050 SW 112th Avenue · Tualatin, Oregon 97062

SCHEDULE 8

INVENTORY VALUATION METHODOLOGY [SECTION 1.1.32]

Schedule 8

Inventory Valuation Methodology

		Adjustments
	Notes	Balance Nov 30, 2014	PPV (1)	Duty & Freight (2)	Overhead %%% (3)	Overhead $$$ (3)	Total Adj	Estimated Inventory at Cost

Semi Finished Goods - Buy		366,298
Obsolete Inventory		(900,000)

NET	1,2	1,852,688

Raw Materials			1.2%	5.0%
Raw Materials		2,386,390
			22,232	92,634			114,867	1,967,555
WIP
Semi Finished Goods - Make (WIP)	1,2,3	329,103	3,949	16,455	3.0%	9,873	30,278	359,381
Work In Progress	1,2,3	251,714	3,021	12,586	6.0%	15,103	30,709	282,423
Inventory - Finished Goods	1,2,3	641,523	7,698	32,076	9.0%	57,737	97,511	739,034
Goods In Transit								TBD

		3,075,028	36,900	153,751		82,713	273,365	3,348,393
							8.9%

NOTES:

Inventory Valuation - Active Items

Analysis to be performed on closing Inventory to determine Active and Inactive Inventory (same as analysis on November 21, 2014) Active Inventory to be defined as inventory related to items which have sold over the past 24 months or have future orders on hand. Inactive Inventory (Approx. $900K on November 21, 2014) will not be valued.

Note: Foreign Exchange not accounted for as this amount is not material to the reconciliation

Accounting Adjustments:

1	PPV to be based on YTD PPV (i.e. 10 months March to December 31). Currently estimated at 1.2%, but will be analyzed to confirm this rate.

2	Duty & Freight - Tectrol has historically used 5% to reflect the cost of these charges. Applied 100% to RM and Semi-Finished goods purchased; and to the material portion of WIP & FG
3	Overhead - Tectrol applies an overhead factor to the labour component of WIP and FG. These percentages pertain to the O/H rate for November 30th.

SCHEDULE 9

PREPAID EXPENSES [SECTION 1.1.25.3]

Schedule 9
Prepaid Expenses
Supplier Payments - CAD
	Total CDN	6,449

Vendor		Clearing	Wire Payment			Open
No	Vendor Name	Document	Amount	Currenc	Cleared	balance
10012	ADTOOL CORPORATION	1500001516	175	CAD	48	127
10021	AIM METALS	1500001795	1,394	CAD	1,394	-
10191	IMPULSE TECHNOLOGIES LTD.	1500001748	2,592	CAD	2,592	-
10550	RUSH PALLETS	1500001774	445	CAD	445	-
10345	TRADEPORT ELECTRONICS GR	1500001793	3,112	CAD		3,112
10345	TRADEPORT ELECTRONICS GR	1500001649	2,718	CAD	2,537	181
10550	RUSH PALLETS	1500001844	347	CAD		347
10482	ELECTRONIC COATING	1500001845	2,682	CAD		2,682
						-
						-
						-

Schedule 9
Prepaid Expenses
Supplier Payments - USD
	Total USD	860,973

			Wire
Vendor		Clearing	Payment
No	Vendor Name	Document	Amount	Currency	Cleared	Open balance	Locale
20004	ACE TECH CORPORATION	1500001686	8,371	USD		8,371	NA
20010	ALEX CONNECTOR CO., LTD.	1500001741	5,908	USD		5,908	CN
20021	ARROW ELECTRONICS CANADA	1500001805	524	USD		524	NA
20021	ARROW ELECTRONICS CANADA	1500001810	2,559	USD		2,559	NA
20021	ARROW ELECTRONICS CANADA	1500001829	27	USD		27	NA
20021	ARROW ELECTRONICS CANADA	1500001841	540	USD		540	NA
20021	ARROW ELECTRONICS CANADA	1500001543	9,560	USD	9,135	425	NA
20021	ARROW ELECTRONICS CANADA	1500001558	10,426	USD	10,361	65	NA
20021	ARROW ELECTRONICS CANADA	1500001598	5,052	USD	5,028	24	NA
20021	ARROW ELECTRONICS CANADA	1500001622	10,523	USD	10,187	336	NA
20021	ARROW ELECTRONICS CANADA	1500001733	799	USD		799	NA
20021	ARROW ELECTRONICS CANADA	1500001846	317	USD		317	NA
20028	AVC AMERICA, INC	1500001782	2,385	USD		2,385	CN
20028	AVC AMERICA, INC	1500001623	5,247	USD		5,247	CN
20029	AVNET ELECTRONICS	1500001714	12,032	USD		12,032	NA
20029	AVNET ELECTRONICS	1500001749	10,868	USD		10,868	NA
20042	BROADLAKE CO., LTD.	1500001839	20,775	USD		20,775	CN
20042	BROADLAKE CO., LTD.	1500001796	17,236	USD		17,236	CN
20042	BROADLAKE CO., LTD.	1500001814	10,930	USD		10,930	CN
20042	BROADLAKE CO., LTD.	1500001483	7,045	USD	2,488	4,557	CN
20042	BROADLAKE CO., LTD.	1500001578	16,360	USD	10,889	5,471	CN
20042	BROADLAKE CO., LTD.	1500001752	12,966	USD	352	12,614	CN
20042	BROADLAKE CO., LTD.	1500001766	1,600	USD		1,600	CN
20047	CARLI ELECTRONICS CO. LTD	1500001588	1,079	USD		1,079	CN
20047	CARLI ELECTRONICS CO. LTD	1500001687	1,079	USD		1,079	CN
20055	CIT RELAY & SWITCH	1500001832	409	USD		409	NA
20055	CIT RELAY & SWITCH	1500001755	2,500	USD	1,000	1,500	NA
20063	CREATIVE CIRCUITS	1500001783	3,172	USD	3,172	-	NA
20063	CREATIVE CIRCUITS	1500001817	1,777	USD	1,504	273	NA
20070	DIGI-KEY CORPORATION	1500001691	3,495	USD	2,971	524	NA
20070	DIGI-KEY CORPORATION	1500001707	260	USD	130	130	NA
20430	Digital Printed Circuit Board Co.,L	1500001828	29,535	USD		29,535	CN
20430	Digital Printed Circuit Board Co.,L	1500001695	26,924	USD		26,924	CN
20071	DIVERSE ELECTRONICS INC.	1500001819	5,189	USD		5,189	NA
20071	DIVERSE ELECTRONICS INC.	1500001621	14,455	USD	13,359	1,096	NA
20071	DIVERSE ELECTRONICS INC.	1500001712	2,811	USD	1,070	1,741	NA
20071	DIVERSE ELECTRONICS INC.	1500001762	2,418	USD	1,131	1,287	NA
20078	ELECTRI-CORD MANUFACTURIN	1500001735	540	USD	540	-	NA
20082	ELNA AMERICA INC.	1500001842	312	USD		312	NA
20082	ELNA AMERICA INC.	1500001754	3,492	USD		3,492	NA
20083	ELNA MAGNETICS	1500001639	1,259	USD		1,259	NA
20084	ELYTONE ELECTRONICS	1500001807	2,850	USD		2,850	CN
20084	ELYTONE ELECTRONICS	1500001490	20,305	USD	7,108	13,197	CN
20084	ELYTONE ELECTRONICS	1500001525	525	USD	125	400	CN
20084	ELYTONE ELECTRONICS	1500001607	5,078	USD	188	4,890	CN
20084	ELYTONE ELECTRONICS	1500001640	264	USD		264	CN
20084	ELYTONE ELECTRONICS	1500001694	46,232	USD		46,232	CN
20084	ELYTONE ELECTRONICS	1500001751	29,215	USD		29,215	CN
20084	ELYTONE ELECTRONICS	1500001761	1,301	USD	188	1,113	CN
20097	FE-TRONIC MANUFACTURING	1500001590	8,364	USD	8,364	-	CN
20097	FE-TRONIC MANUFACTURING	1500001739	10,288	USD	447	9,841	CN
20097	FE-TRONIC MANUFACTURING	1500001826	25,626	USD		25,626	CN
20103	FUTURE ELECTRONICS (CDA), LTD	1500001792	542	USD	542	-	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001804	271	USD	271	-	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001813	4,715	USD	4,502	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001823	721	USD		NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001681	4,469	USD	3,966	NA

Schedule 9
Prepaid Expenses
Supplier Payments - USD
	Total USD	860,973

			Wire
Vendor		Clearing	Payment
No	Vendor Name	Document	Amount	Currency	Cleared	Open balance	Locale
20103	FUTURE ELECTRONICS (CDA), LTD	1500001688	655	USD	601	55	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001699	4,440	USD	3,223	1,217	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001724	3,133	USD	3,133	-	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001729	17,472	USD	10,844	6,628	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001770	1,280	USD	1,280	-	NA
20103	FUTURE ELECTRONICS (CDA), LTD	1500001848	1,341	USD		1,341	NA
20501	Grandway Metal Manufacturing LTD.	1500001808	2,970	USD		2,970	CN
20501	Grandway Metal Manufacturing LTD.	1500001811	2,770	USD		2,770	CN
20501	Grandway Metal Manufacturing LTD.	1500001608	17,943	USD		17,943	CN
20501	Grandway Metal Manufacturing LTD.	1500001654	5,664	USD		5,664	CN
20501	Grandway Metal Manufacturing LTD.	1500001750	1,056	USD		1,056	CN
20072	HENGDIAN GROUP DMEGC	1500001647	650	USD	650	-	CN
20122	HITACHI CHEMICAL	1500001786	12,896	USD	12,896	-	NA
20122	HITACHI CHEMICAL	1500001809	2,400	USD		2,400	NA
20137	JIANGMEN GLORY FAITH PCB CO.	1500001736	2,167	USD	2,167	-	CN
20432	KAIMEI ELECTRONIC CORP.	1500001641	574	USD		574	CN
20432	KAIMEI ELECTRONIC CORP.	1500001683	1,148	USD		1,148	CN
20432	KAIMEI ELECTRONIC CORP.	1500001760	122	USD		122	CN
20159	MARIAN (SUZHOU) CO. LTD.	1500001779	270	USD		270	CN
20159	MARIAN (SUZHOU) CO. LTD.	1500001798	1,640	USD		1,640	CN
20159	MARIAN (SUZHOU) CO. LTD.	1500001818	1,156	USD		1,156	CN
20159	MARIAN (SUZHOU) CO. LTD.	1500001827	1,875	USD		1,875	CN
20159	MARIAN (SUZHOU) CO. LTD.	1500001764	153	USD		153	CN
20163	MECTECH COMPONENTS	1500001791	15,090	USD		15,090	NA
20163	MECTECH COMPONENTS	1500001803	5,933	USD		5,933	NA
20163	MECTECH COMPONENTS	1500001606	10,068	USD		10,068	NA
20163	MECTECH COMPONENTS	1500001642	7,000	USD		7,000	NA
20163	MECTECH COMPONENTS	1500001705	5,594	USD		5,594	NA
20173	MICROCHIP TECHNOLOGY INC.	1500001802	4,332	USD		4,332	NA
20173	MICROCHIP TECHNOLOGY INC.	1500001771	4,352	USD		4,352	NA
20174	MICROMEX, INCORPORATED	1500001790	1,643	USD	1,643	-	NA
20174	MICROMEX, INCORPORATED	1500001615	2,419	USD	2,419	-	NA
20174	MICROMEX, INCORPORATED	1500001631	579	USD		579	NA
20178	MOUSER ELECTRONICS, INC.	1500001789	306	USD	152	154	NA
20178	MOUSER ELECTRONICS, INC.	1500001646	269	USD	185	85	NA
20178	MOUSER ELECTRONICS, INC.	1500001738	436	USD	436	-	NA
20178	MOUSER ELECTRONICS, INC.	1500001768	65	USD	65	-	NA
20178	MOUSER ELECTRONICS, INC.	1500001847	818	USD		818	NA
20197	PANASONIC CANADA INC	1500001723	6,255	USD		6,255	NA
20205	POSITRONICS	1500001815	12,555	USD		12,555	NA
20206	POSITRONICS	1500001824	12,600	USD	12,600	-	FR
20390	SAGER ELECTRONICS	1500001788	23,702	USD		23,702	NA
20234	SAMXON ELECTRONIC COMPONEN	1500001812	3,372	USD		3,372	CN
20234	SAMXON ELECTRONIC COMPONEN	1500001545	7,828	USD	1,846	5,982	CN
20236	SANYO DENKI AMERICA, INC.	1500001822	5,840	USD		5,840	NA
20236	SANYO DENKI AMERICA, INC.	1500001730	2,920	USD		2,920	NA
20241	SEASON COMPONENTS CO. LTD	1500001799	79,814	USD		79,814	CN
20241	SEASON COMPONENTS CO. LTD	1500001511	2,544	USD		2,544	CN
20241	SEASON COMPONENTS CO. LTD	1500001528	7,633	USD		7,633	CN
20241	SEASON COMPONENTS CO. LTD	1500001679	3,000	USD		3,000	CN
20241	SEASON COMPONENTS CO. LTD	1500001697	312	USD		312	CN
20241	SEASON COMPONENTS CO. LTD	1500001740	6,383	USD	1,609	4,774	CN
20245	SEMICON ELECTRONICS LTD.	1500001617	1,302	USD		1,302	NA
20245	SEMICON ELECTRONICS LTD.	1500001716	1,302	USD		1,302	NA
20248	SHIN MUN CO LTD	1500001773	8,393	USD		8,393	CN
20248	SHIN MUN CO LTD	1500001797	18,074	USD		18,074	CN
20248	SHIN MUN CO LTD	1500001530	311	USD		311	CN

Schedule 9
Prepaid Expenses
Supplier Payments - USD
	Total USD	860,973

			Wire
Vendor		Clearing	Payment
No	Vendor Name	Document	Amount	Currency	Cleared	Open balance	Locale
20248	SHIN MUN CO LTD	1500001542	9,113	USD		9,113	CN
20248	SHIN MUN CO LTD	1500001571	1,370	USD		1,370	CN
20248	SHIN MUN CO LTD	1500001601	15,482	USD		15,482	CN
20248	SHIN MUN CO LTD	1500001611	16,922	USD		16,922	CN
20248	SHIN MUN CO LTD	1500001643	3,470	USD		3,470	CN
20248	SHIN MUN CO LTD	1500001650	6,635	USD		6,635	CN
20248	SHIN MUN CO LTD	1500001680	11,397	USD		11,397	CN
20248	SHIN MUN CO LTD	1500001685	406	USD		406	CN
20248	SHIN MUN CO LTD	1500001709	5,354	USD		5,354	CN
20248	SHIN MUN CO LTD	1500001715	4,134	USD		4,134	CN
20248	SHIN MUN CO LTD	1500001726	4,134	USD		4,134	CN
20248	SHIN MUN CO LTD	1500001765	17,242	USD		17,242	CN
20259	SHINY SPACE ENTERPRISE CO., LT	1500001734	684	USD	684	-	CN
20258	SP INTERNATIONAL	1500001800	1,284	USD		1,284	NA
20271	TECH-ETCH INC	1500001655	630	USD		630	NA
20278	TESTCO INC	1500001628	2,754	USD	2,275	479	NA
20278	TESTCO INC	1500001704	107	USD		107	NA
20036	THE BERGQUIST COMPANY	1500001837	312	USD		312	NA
20036	THE BERGQUIST COMPANY	1500001626	2,052	USD	1,904	148	NA
20036	THE BERGQUIST COMPANY	1500001710	463	USD		463	NA
20036	THE BERGQUIST COMPANY	1500001711	463	USD		463	NA
20286	TRI-POWER ENGINEERING CO.LTD	1500001604	2,523	USD		2,523	CN
20288	TTI,INC.	1500001777	178	USD	178	-	NA
20288	TTI,INC.	1500001657	5,629	USD	5,629	-	NA
20288	TTI,INC.	1500001719	653	USD		653	NA
20288	TTI,INC.	1500001732	2,292	USD	2,265	27	NA
20288	TTI,INC.	1500001753	397	USD	397	-	NA
20288	TTI,INC.	1500001759	9,971	USD	819	9,151	NA
20296	UNIROYAL ELECTRONICS	1500001652	347	USD	147	200	CN
20293	UNITED CHEMI-CON, INC.	1500001785	4,249	USD		4,249	NA
20293	UNITED CHEMI-CON, INC.	1500001821	1,240	USD		1,240	NA
20293	UNITED CHEMI-CON, INC.	1500001536	9,436	USD	8,116	1,320	NA
20293	UNITED CHEMI-CON, INC.	1500001693	10,972	USD	2,555	8,417	NA
20305	VISHAY AMERICAS, INC.,	1500001801	4,794	USD		4,794	NA
20305	VISHAY AMERICAS, INC.,	1500001843	693	USD		693	NA
20305	VISHAY AMERICAS, INC.,	1500001524	2,460	USD		2,460	NA
20305	VISHAY AMERICAS, INC.,	1500001572	790	USD		790	NA
20305	VISHAY AMERICAS, INC.,	1500001619	4,365	USD		4,365	NA
20305	VISHAY AMERICAS, INC.,	1500001629	13,101	USD		13,101	NA
20305	VISHAY AMERICAS, INC.,	1500001674	449	USD		449	NA
20305	VISHAY AMERICAS, INC.,	1500001689	804	USD		804	NA
20305	VISHAY AMERICAS, INC.,	1500001696	11,862	USD		11,862	NA
20305	VISHAY AMERICAS, INC.,	1500001727	1,356	USD		1,356	NA
20305	VISHAY AMERICAS, INC.,	1500001767	954	USD		954	NA
20305	VISHAY AMERICAS, INC.,	1500001849	1,880	USD		1,880	NA
20308	WATT SHENZHEN ELECTRONICS	1500001737	47,190	USD		47,190	CN
20309	WEAL LAM PARTS & TOOLS LTD.	1500001644	2,460	USD		2,460	CN
20319	WURTH ELECTRONICS MIDCOM	1500001630	3,091	USD	141	2,950	NA
20451	YS Tech USA	1500001731	11,970	USD		11,970	NA

Schedule 9
Prepaid Expenses
Supplier Deposits

Vendor			Wire		Open
No	Vendor Name	Clearing Document	Payment	Currency	balance
20029	AVNET ELECTRONICS	1500001787	$71,000	USD	$71,000
20345	OTX LOGISTICS CANADA LIMITE	1500001660	$5,000	USD	$5,000
10271	PUROLATOR COURIER LTD.	1500001501	$500	CAD	$500
10380	YUSEN AIR & SEA SERVICE	1500001470	$10,000	CAD	$10,000
20029	AVNET ELECTRONICS	1500001566	$15,000	USD	$15,000
10450	FEDERAL EXPRESS CANADA	1500001463	$15,000	USD	$15,000
20043	SCHENKER	1500001460	$5,000	USD	$5,000
	Glen Corporation	Rent - 401 Magnetic Drive		CAD	$8,690
	Enbridge			CAD	$500
	UPS			CAD	$1,500
	PUROLATOR COURIER LTD.			CAD	$500

SCHEDULE 10

ROYALTY PAYMENT CUSTOMERS [SECTION 2.6.2.3]

SCHEDULE 10

ROYALTY PAYMENT CUSTOMERS

Customer Account	Account vs. Product	Product Number
NEW Products <1 year from Release
NAUTEL LTD	Account
EVERTZ MICROSYSTEMS	Account
SONUS NETWORKS, INC	Account
SONUS NETWORKS, INC	Account
ZOLL MEDICAL CORPORATION	Account
EVERTZ MICROSYSTEMS	Account
VERACITY UK LTD	Account
VERACITY UK LTD	Account
ALCATEL- LUCENT 1507/1508R	Product	1507, 1508R
RVR Electronica (Italy)	Account
Mellanox	Account

Design in / Submitted for Testing
KATHREIN-Werke KG	Account
Asis Pro	Account
NETSCOUT /ONPATH TECHNOLOGIES	Account
Comtel Electronics Israel	Account
Miranda/GV	Account
Extreme Networks	Product	1582
Extreme Networks	Product	1525
A-10	Account
Arris	Account

NOTES

Account - to include all revenue associated with the Corporate Account

Product - to include only revenue associated with the specific product (or a derivative of that product)

SCHEDULE 11

KERP PAYMENTS SCHEDULE [SECTION 1.1.13.2]

Schedule 11

KERP Payment Schedule

CAD

KERP PAYMENTS

Name	Jan 9, 2015 [paid by Tectrol]	Mar 27, 2015	May 29, 2015	Sept 30, 2015	Total	Post Closing Amount [paid by CUI]
Titto Mathew	2,000	2,000	4,000	7,000	15,000	13,000
Florian Tiganila	7,500	10,000	12,500	20,000	50,000	42,500
Abrahim Noorestani	3,000	4,000	5,000	8,000	20,000	17,000
Bella Lionti	5,250	7,000	8,750	14,000	35,000	29,750
Steve Mallinson	3,000	4,000	5,000	8,000	20,000	17,000
Rick Leung	3,750	5,000	6,250	10,000	25,000	21,250
Paul Ruggier	4,500	6,000	7,500	12,000	30,000	25,500
Murray Silverman	6,000	8,000	10,000	16,000	40,000	34,000
Chris Slemensky	2,250	3,000	3,750	6,000	15,000	12,750

	37,250	49,000	62,750	101,000	250,000	212,750

Estimated Withholding Taxes on Post-Closing KERP

	CPP	1	10,500
	EI	2	5,600
	EHT	3	4,100
	Subtotal		20,200
	Shared 50/50%	4	(10,100)
	Total Taxes		10,100

TOTAL KERP + SHARE OF TAXES	Total KERP + taxes		222,850

NOTES:

1	4.95% of payroll up to $53,600
2	2.632% of payroll up to $49,500
3	1.95% of payroll (no max)
4	CUI/Tectrol agreed to share these costs equally

EXHIBIT A

FORM OF APPROVAL AND VESTING ORDER

Court File No. 31-1929721
Estate File No. 31-1929721

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)
IN BANKRUPTCY AND INSOLVENCY

THE HONOURABLE	)	WEDNESDAY, THE 3RD DAY
)
____ JUSTICE ___________________________________	)	OF MARCH, 2015

IN THE MATTER OF THE NOTICE OF INTENTION
TO MAKE A PROPOSAL OF TECTROL INC.

APPROVAL AND VESTING ORDER

THIS MOTION, made by Tectrol Inc. (the “Debtor”) for an order approving the sale transaction (the “Transaction”) contemplated by an agreement of purchase and sale (the “Sale Agreement”) between the Debtor and CUI-Canada, Inc. (the “Purchaser”) dated February 23, 2015 and appended to the Third Report of Duff & Phelps Canada Restructuring Inc., the trustee appointed in re the proposal of the Debtor (the “Proposal Trustee”), dated <*>, 2015 (the “Third Report”), and vesting in the Purchaser the Debtor’s right, title and interest in and to the assets described in the Sale Agreement (the “Purchased Assets”), was heard this day at 330 University Avenue, Toronto, Ontario.

ON READING the Third Report and the Affidavit of Richard Gelb sworn on February 24, 2015 (the “Gelb Affidavit”), and on hearing the submissions of counsel for the Debtor, the Proposal Trustee and the Purchaser, no one appearing for any other person on the service list, although properly served as appears from the affidavit of Kyle B. Plunkett sworn February 24, 2015, filed.

1.          THIS COURT ORDERS AND DECLARES that the Transaction is hereby approved, and the execution of the Sale Agreement by the Debtor is hereby authorized and approved, with such minor amendments as the Debtor may deem necessary. The Debtor is hereby authorized and directed to take such additional steps and execute such additional documents as may be necessary or desirable for the completion of the Transaction and for the conveyance of the Purchased Assets to the Purchaser.

2.          THIS COURT ORDERS AND DECLARES that upon the delivery of a Proposal Trustee’s certificate to the Purchaser substantially in the form attached as Schedule “A” hereto (the “Proposal Trustee’s Certificate”), all of the Debtor’s right, title and interest in and to the Purchased Assets described in the Sale Agreement and listed on Schedule “B” hereto shall vest absolutely in the Purchaser, free and clear of and from any and all security interests (whether contractual, statutory, or otherwise), hypothecs, mortgages, trusts or deemed trusts (whether contractual, statutory, or otherwise), liens, executions, levies, charges, or other financial or monetary claims, whether or not they have attached or been perfected, registered or filed and whether secured, unsecured or otherwise (collectively, the “Claims”) including, without limiting the generality of the foregoing: (i) all charges, security interests or claims evidenced by registrations pursuant to the Personal Property Security Act (Ontario) or any other personal property registry system; and (ii) those claims listed on Schedule “C” hereto (all of which are collectively referred to as the “Encumbrances”, which term shall not include the permitted encumbrances, easements and restrictive covenants listed on Schedule “D” hereto) and, for great certainty, this Court orders that all of the Encumbrances affecting or relating to the Purchased Assets are hereby expunged and discharged as against the Purchased Assets.

3.          THIS COURT ORDERS that for the purposes of determining the nature and priority of Claims, the net proceeds from the sale of the Purchased Assets shall stand in the place and stead of the Purchased Assets, and that from and after the delivery of the Proposal Trustee’s Certificate all Claims and Encumbrances shall attach to the net proceeds from the sale of the Purchased Assets with the same priority as they had with respect to the Purchased Assets immediately prior to the sale, as if the Purchased Assets had not been sold and remained in the possession or control of the person having that possession or control immediately prior to the sale.

4.          THIS COURT ORDERS AND DIRECTS the Proposal Trustee to file with the Court a copy of the Proposal Trustee’s Certificate, forthwith after delivery thereof.

5.          THIS COURT ORDERS that, pursuant to clause 7(3)(c) of the Canada Personal Information Protection and Electronic Documents Act, the Debtor is authorized and permitted to disclose and transfer to the Purchaser all human resources and payroll information in the Company’s records pertaining to the Debtor’s past and current employees. The Purchaser shall maintain and protect the privacy of such information and shall be entitled to use the personal information provided to it in a manner which is in all material respects identical to the prior use of such information by the Debtor.

6.          THIS COURT ORDERS that, notwithstanding:

(a)          the pendency of these proceedings;

(b)          any applications for a bankruptcy order now or hereafter issued pursuant to the Bankruptcy and Insolvency Act (Canada) in respect of the Debtor and any bankruptcy order issued pursuant to any such applications; and

(c)          any assignment in bankruptcy made in respect of the Debtor;

the vesting of the Purchased Assets in the Purchaser pursuant to this Order shall be binding on any trustee in bankruptcy that may be appointed in respect of the Debtor and shall not be void or voidable by creditors of the Debtor, nor shall it constitute nor be deemed to be a fraudulent preference, assignment, fraudulent conveyance, transfer at undervalue, or other reviewable transaction under the Bankruptcy and Insolvency Act (Canada) or any other applicable federal or provincial legislation, nor shall it constitute oppressive or unfairly prejudicial conduct pursuant to any applicable federal or provincial legislation.

7.          THIS COURT ORDERS AND DECLARES that the Transaction is exempt from the application of the Bulk Sales Act (Ontario).

8.          THIS COURT ORDERS that, notwithstanding the provisions of subsection 171(3) of the Business Corporations Act (Ontario) (the “OBCA”), the Debtor be and is hereby authorized and directed, upon filing of the Proposal Trustee’s Certificate, to complete, execute and file articles of amendment for the sole purpose of changing the corporate name of the Debtor to 252862 Ontario Inc. (and such amendment shall be deemed to have been duly authorized by Section 168 of the OBCA without any shareholder or director resolution approving such amendment being required), and if the Debtor fails to comply, to authorize and order the Proposal Trustee to do so (such articles of amendment to be deemed to have been signed by a director or an officer of the Debtor and executed in accordance with the OBCA when so signed by the Proposal Trustee as directed by this Court), and this Court hereby directs the Director (as defined in the OBCA) to endorse thereon a certificate of amendment upon receipt from the Debtor of two duplicate originals of such articles of amendment together with the prescribed fees and any other required documents under the OBCA (which the Proposal Trustee be and is hereby authorized and directed to complete, execute and file for and on behalf of the Debtor and any officer and director of the Debtor, if and as required) except for any such documents as have been dispensed or otherwise dealt with pursuant to the deeming provisions contained herein.

9.          THIS COURT ORDERS that the Purchaser shall be authorized to take all steps as may be necessary to effect the discharge of the Encumbrances.

10.         THIS COURT ORDERS that the Confidential Appendices ● and ● of the Third Report be kept confidential and under seal until the earlier of (a) Closing; or (b) further Order of this Court.

11.         THIS COURT ORDERS that Schedule “11” to the Sale Agreement shall be and is hereby sealed pending further Order of this Court.

12.         THIS COURT HEREBY REQUESTS the aid and recognition of any court, tribunal, regulatory or administrative body having jurisdiction in Canada or in the United States to give effect to this Order and to assist the Debtor and the Proposal Trustee and its agents in carrying out the terms of this Order. All courts, tribunals, regulatory and administrative bodies are hereby respectfully requested to make such orders and to provide such assistance to the Debtor and the Proposal Trustee, as an officer of this Court, as may be necessary or desirable to give effect to this Order or to assist the Debtor and the Proposal Trustee and its agents in carrying out the terms of this Order.

SCHEDULE A

FORM OF PROPOSAL TRUSTEE’S CERTIFICATE

Court File No. 31-1929721
Estate File No. 31-1929721

ONTARIO

SUPERIOR COURT OF JUSTICE

(COMMERCIAL LIST)
IN BANKRUPTCY AND INSOLVENCY

IN THE MATTER OF THE NOTICE OF INTENTION
TO MAKE A PROPOSAL OF TECTROL INC.

PROPOSAL TRUSTEE’S CERTIFICATE

RECITALS

A.       Pursuant to a Notice of Intention to Make a Proposal dated November 6, 2014, Duff & Phelps Canada Restructuring Inc. was appointed trustee in re the proposal of Tectrol Inc. (the “Proposal Trustee”).

B.        Pursuant to an Order of the Court dated March 3, 2015, the Court approved the agreement of purchase and sale made as of February 23, 2015 (the “Sale Agreement”) between the Debtor and CUI-Canada, Inc. (the “Purchaser”), and provided for the vesting in the Purchaser of the Debtor’s right, title and interest in and to the Purchased Assets, which vesting is to be effective with respect to the Purchased Assets upon the delivery by the Proposal Trustee to the Purchaser of a certificate confirming (i) the payment by the Purchaser of the Purchase Price for the Purchased Assets; (ii) that the conditions to Closing as set out in Article 5 of the Sale Agreement have been satisfied or waived by the Debtor and the Purchaser; and (iii) the Transaction has been completed to the satisfaction of the Debtor and the Proposal Trustee.

C.       Unless otherwise indicated herein, terms with initial capitals have the meanings set out in the Sale Agreement.

THE TRUSTEE CERTIFIES the following:

1.       The Purchaser has paid and the Debtor has received the Purchase Price for the Purchased Assets payable on the Closing Date pursuant to the Sale Agreement.

2.       The conditions to Closing as set out in Article 5 of the Sale Agreement have been satisfied or waived by the Debtor and the Purchaser.

3.       The Transaction has been completed to the satisfaction of the Debtor and the Proposal Trustee.

4.       This Certificate was delivered by the Proposal Trustee at <time> on March <*>, 2015.

DUFF & PHELPS CANADA RESTRUCTURING INC., solely in its capacity as the Trustee acting in re the proposal of Tectrol Inc.
Per:
Name:
Title:

SCHEDULE B
PURCHASED ASSETS

SCHEDULE C
ENCUMBRANCES

1.	General Security Agreement in favour of Tectrol Technology Inc. dated October 13, 1995 and registered pursuant to the Personal Property Security Act on November 2, 2005 as Instrument No. 2005 1102 1550 1862 8970.

2.	General Security Agreement in favour of the Royal Bank of Canada dated September 3, 2013 and registered pursuant to the Personal Property Security Act on January 2, 2008 as Instrument No. 2008 0102 1445 1530 6667 and assigned to Tectrol Technology Inc. on November 5, 2014 and registered on November 24, 2014 as Instrument No. 2014 1124 1439 1862 5691.

3.	Registration in favour of EZ Lift Toronto Ltd. registered pursuant to the Personal Property Security Act on November 14, 2014 as Instrument No. 2014 1114 1116 1793 0337.

SCHEDULE D
PERMITTED ENCUMBRANCES

(unaffected by the Vesting Order)

1.	Lease(s) in favour of Ricoh Toronto East registered pursuant to the Personal Property Security Act on March 26, 2012 as Instrument No. 2012 0326 1944 1531 2861.

EXHIBIT B

FORM OF BILL OF SALE RE PURCHASED ASSETS

BILL OF SALE

THIS INDENTURE made the _______ day of March, 2015.

BETWEEN:

TECTROL INC., a corporation incorporated under the laws of Ontario,
(the “Seller”)

- and -

CUI-CANADA, INC., a corporation incorporated under the laws of the Provence of Nova Scotia
(the “Buyer”)

WHEREAS:

A.	On November 6, 2014, the Seller commenced insolvency proceedings by filing a Notice of Intention to Make a Proposal (“NOI”) pursuant to the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended. Duff & Phelps Canada Restructuring Inc. was appointed as the trustee in re the proposal of Tectrol Inc. (the “Proposal Trustee”) under the NOI.

B.	The Seller and the Buyer entered into an Asset Purchase Agreement dated February 23, 2015 (the “APA”), which provides for the sale by the Seller of the Purchased Assets (as defined in the APA) to the Buyer, subject to Court approval.

C.	By an Approval and Vesting Order dated March 3, 2015 of <*> Justice <*>, the terms and provisions of the APA have been approved, and vesting the Purchased Assets in the Buyer effective on Closing.

NOW THEREFORE THIS INDENTURE WITNESSES that in consideration of the sum of Five Million Five Hundred Thousand Dollars (USD$5,500,000.00) of lawful money of the United States of America, and other good and valuable consideration paid by the Buyer to the Seller, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Unless otherwise specifically defined in this Indenture, any capitalized terms used in this Indenture shall have the meanings given to them in the APA.

2.	The Seller hereby grants, bargains, conveys, sells, assigns, transfers and sets over to the Buyer all of the right, title, interest and benefit, if any, of the Seller in and to the Purchased Assets including as described in Schedule “A” hereto.

3.	Each of the parties hereto will, from time to time and at the reasonable request and expense of the party making such request, do or take or cause to be done or taken such acts or actions, and will execute and deliver to the other or cause to be executed and delivered to the other such further instruments, documents and assurances, as may be reasonably necessary to give effect to this Indenture.

4.	To the extent that there is a conflict between the terms and provisions of this Indenture and the terms and provisions of the APA, the terms and provisions of the APA shall govern. In the event of any conflict between the terms and provisions of this Indenture or the terms and provisions of the APA and the terms and provisions of the Approval and Vesting Order, the terms and provisions of the Approval and Vesting Order shall govern.

5.	This Indenture will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

6.	This Indenture and all of its provisions will enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

7.	This Indenture may be executed in counterparts, and acceptance of this Indenture may be provided by facsimile transmission or email transmission in PDF format and, upon such execution and transmission, this Indenture shall be binding on the parties hereto with the same force and effect as if originally executed.

IN WITNESS WHEREOF the parties have executed this Indenture on the date first above written.

TECTROL INC.

Per:		c/s
Name: Richard Gelb
Title: President

CUI-CANADA, INC.

Per:		c/s
Name: William J. Clough
Title: CEO

Schedule A

Equipment

Inventory

Assumed Contracts

Intellectual Property

Goodwill of the Business